Exhibit 10.3

REAL ESTATE PURCHASE AND SALE AGREEMENT

by and among

THE SELLERS LISTED ON SCHEDULE 1 ATTACHED HERETO,

SUMMIT HOTEL OP, LP

and

AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO SMT, LLC

Dated as of June 2, 2015

INDEX OF DEFINED TERMS

Term	Section
Accounts Receivable	4.4.9
Action	14.18
Additional Deposit	2.1.1
Adjuster	5.2.2
Agreement	Introductory paragraph
Allocated Deposit	2.1.1
Allocated Purchase Price	2
Allocation	2.3
Appraiser	5.2.2
Books and Records	1(vii)
Business Day	14.15
Casualty	5.1
Casualty/Condemnation Threshold	5.2.2
Claim	11.1
Closing	4.1(ii)
Closing Date	4.1(ii)
Closing Documents	9.1.12
Closing Statement	4.2.8
Code	2.3
Condemnation	5.1
Cure	3.1.2
Decision	14.18
Deposit	2.1.1
Deposit Escrow Instructions	2.1.1
Disclosure Letter	9.1
Dispute	14.11
Due Diligence Materials	8.1.1
Due Diligence Period	8.1.3
Duff	2
Effective Date	Introductory paragraph
Environmental Condition	9.1.20
Environmental Laws	9.1.20
Environmental Permits	9.1.20
ERISA	9.4.6
Escrowee	2.1.1
Excluded Casualty Asset	5.2.2
Excluded Representation Asset	8.2.1(a)
Excluded ROFO/ROFR Asset	4.8
Excluded Title Asset	3.1.2

INDEX OF DEFINED TERMS

Term	Section
FIRPTA Certificate	4.2.15
First Pool Assets	Recitals
First Pool Closing	4.1(i)
First Pool Closing Date	4.1(i)
First Pool Sellers	Recitals
Franchise Agreement	9.1.10
Guest Ledger Account	4.4.8
Hazardous Materials	10.2
Hazardous Substances	10.2
Hotels	1
Hotel Asset	1
Hotel Taxes	4.4.2
Improvements	1
Independent Accountants	4.4
Initial Deposit	2.1.1
Insurance Policy	9.1.14
Intangible Property	1(v)
Interim Beverage Services Agreement	4.2.7
Inventory	1(vi)
Leases	1(ii)
Lien	3.1.2
Liquor Inventory	1(vi)
Liquor Licenses	13.1
Losses	8.1.2
Management Agreements	8.2.1(g)
Material Contract	9.1.5
Material Property Agreements	12.21
Material Property Agreement Estoppels	12.21
Material Property Agreement Party	12.21
NLRB	9.1.23
Objectionable Title Matter	3.1.3
OFAC List	9.1.23
Organizational Documents	9.1.1
Owner’s Policies	3.1
Permit	9.1.9
Permitted Assignee	14.3
Permitted Exceptions	3.1.1
Personal Property	1(iii)
Pool	Recitals

v

INDEX OF DEFINED TERMS

Term	Section

********************	***
Property	1
Property Material Adverse Effect	8.2.1(a)
Purchase Price	2
Purchaser	Introductory paragraph
Purchaser Closing Conditions	8.2.1
Purchaser’s Period	4.4
Real Property	Recitals
Replacement Franchise Agreements	4.5
Replacement Franchise Terms	4.7.3
Required Cure Matters	3.1.2
***********	***
Reservation Deposit	1(v)
Reservations	1(v)
Restored	5.2.2
ROFO/ROFR	4.8
ROFO/ROFR Asset	4.8
ROFO/ROFR Agreement	4.8
Second Pool Assets	Recitals
Second Pool Closing	4.1(ii)4.7.2
Second Pool Closing Date	4.1(ii)
Second Pool Sellers	Recitals
Seller	Introductory paragraph
Seller Closing Conditions	8.2.2
**************	***
Sellers’ Knowledge	9.2
Sellers’ Period	4.4
Service Contracts	1(iv)
Summit	Introductory paragraph
Supplies	1(iii)
Survey	3.2
Tax	3.1.1
Tax Appeals	4.4
Tenants	1(ii)
Title Commitments	3.1
Title Insurer	3.1
Union	9.1.30
Updated Survey	3.2
Updated Title Commitment	3.1

INDEX OF DEFINED TERMS

Term	Section
Updated Zoning Report	3.3
WARN Act	12.16
Zoning Report	3.3

INDEX OF EXHIBITS

Item	Exhibit
Real Property Description: First Pool Assets	Exhibits A-1 through A-10
Real Property Description: Second Pool Assets	Exhibits A-11 through A-16
Form of Deposit Escrow Instructions	Exhibit B
Form of Bill of Sale	Exhibit C
Form of Tenant Change of Ownership Letter	Exhibit D
Form of Assignment and Assumption of Leases, Security Deposits, Reservation Deposits, Guest Ledger Accounts and Service Contracts	Exhibit E
Form of Assignment and Assumption of Intangible Property	Exhibit F
Form of Interim Beverage Services Agreement	Exhibit G
Transfer Taxes	Exhibit H
********************************	*******
Due Diligence Materials	Exhibit J

INDEX OF SCHEDULES

Item	Schedule
Sellers/Hotels	Schedule 1
*******************	********

***************	***********
ROFO/ROFR Agreements	Schedule 4.8
*************	**********

REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of the 2nd day of June, 2015 (the “Effective Date”), by and among the sellers listed on Schedule 1 attached hereto (each, a “Seller” and collectively, “Sellers”), Summit Hotel OP, LP, a Delaware limited partnership (“Summit”), and American Realty Capital Hospitality Portfolio SMT, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A.                                    WHEREAS, each Seller is the owner of fee simple title in and to the parcel or parcels of land (each such parcel, a “Real Property” and collectively, the “Real Properties”) on which 16 Hotels (as hereinafter defined) and other Improvements incidental thereto are located, which such Hotels owned by each Seller are set forth opposite its name on Schedule 1 and which parcels of Real Property are each more particularly described in attached Exhibits A-1 through A-16 (the Real Properties described in Exhibits A-1 through A-10, and the other Property related to such Real Properties, the “First Pool Assets” and the Real Properties described in Exhibits A-11 through A-16, and the other Property related to such Real Properties, the “Second Pool Assets”; each of the First Pool Assets and the Second Pool Assets being sometimes referred to herein as a “Pool”);

B.                                    WHEREAS, Sellers of the First Pool Assets are referred to herein as the “First Pool Sellers” and the Sellers of the Second Pool Assets are referred to herein as the “Second Pool Sellers;” and

C.                                    WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the Property (consisting of the First Pool Assets and the Second Pool Assets), in two Closings (as such term is defined below), each in accordance with and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above recitals, the mutual covenants and agreements herein set forth and the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sellers agree as follows:

1.                                      PURCHASE AND SALE.  Subject to and in accordance with the terms and conditions set forth in this Agreement, on the applicable Closing Date, Purchaser shall purchase from Sellers and Sellers shall sell to Purchaser the applicable Real Properties, together with the following, relating to the applicable Real Properties: all buildings and improvements located on the Real Properties (the “Improvements”, and the portions thereof comprising the hotel(s) on each individual Real Property, are collectively referred to as the “Hotels”) and any and all of Sellers’ rights, easements, licenses and privileges presently thereon or appertaining thereto;

(i)                                     all of Sellers’ right, title and interest, if any, in and to any land lying in the bed of any street, alley, road or avenue (whether open, closed or proposed) within, in front of, behind or otherwise adjoining the Real Properties or any of them, and any other rights of way, strips and gores of land to the extent such land is appurtenant to any of the Real Properties;

(ii)                                  all of Sellers’ right, title and interest in and to the leases, licenses, occupancy agreements and other agreements demising space in or providing for the use or occupancy of the Real Properties or the Improvements or any part thereof, in each case entered into prior to or following the Effective Date in accordance with the terms hereof (the “Leases”; provided, however, that the Leases shall not include arrangements or agreements providing for the transient use of guest rooms, banquet rooms, conference rooms or similar facilities by any Hotel’s guests or patrons), and all refundable deposits, security or otherwise, made by tenants or other users or occupants of the Improvements or the Real Properties under the Leases (collectively, “Tenants”; provided, however, that the Tenants shall not include transient users of guest rooms, banquet rooms, conference rooms or similar facilities at any Hotel).

(iii)                               any and all machinery, equipment, appliances, tools, furniture, furnishings, fittings, fixtures and other articles of durable personal property of every kind and nature, including all spare parts and reserve stock, which are owned or leased by or for the account of any Seller and are physically located at the Hotels and used in the operation of any Hotel, including, without limitation, and subject to depletion and replacement in the ordinary course of business and not in violation of the express provisions hereof:  (A) office furniture and equipment; (B) room furnishings; (C) art work and other decorative items; (D) televisions, cable “set top boxes,” radios and other consumer electronic equipment; (E) telecommunications equipment, including, but not limited to, equipment used for the purpose of providing internet access via Wi-Fi, Ethernet, or any other technological means to laptops, tablets, smartphones or any other electronic device (other than the systems and/or software that are owned or provided by the franchisors in connection with the operation of the Hotels); (F) computer equipment (other than computer equipment owned or provided by franchisors in connection with the operation of the Hotels); (G) automobiles, vans, trucks, machinery and other vehicles; (H) Supplies; (I) kitchen appliances, cookware and other cooking utensils; (J) all keys, access cards, combinations to locks and other security devices or other incidents of ownership; and (K) all other tangible property owned by any of the Sellers, located on any of the Real Properties or the Improvements or used in connection with the Real Properties and/or the Improvements (collectively, the “Personal Property”).  “Supplies” means all china, glassware, blankets, pillows, linens, towels, sheets and other bed clothing, silverware, and uniforms owned by Seller, whether in use or held in reserve storage for future use, in connection with the operation of a Hotel;

(iv)                              except as otherwise provided herein, all right, title and interest of Sellers under any and all of the equipment leases and maintenance, service, advertising, utility, television and internet contracts, in each case and other like contracts and agreements with respect to the ownership and operation of the Property in each case entered into prior to or following the Effective Date in accordance with the terms hereof (the “Service Contracts”; provided that the Service Contracts shall not include any Franchise Agreements or Management Agreements);

(v)                                 all intangible personal property relating to any of the Real Properties or the Improvements (including, without limitation, all permits, licenses and approvals); warranties, indemnities, claims and guarantees with respect to work performed at the

Real Properties and the Improvements; architectural drawings, plans and specifications, surveys and as-built drawings for the Real Properties and the Improvements; engineering reports; advertising material, telephone exchange numbers; the Guest Ledger Accounts; intellectual property used in or held for use in the operation of the Hotels, but excluding any employee training manuals or employee benefit manuals in use at the Hotels that are the property of franchisors or managers and excluding all service marks, copyrights, trade names, trademarks, symbols, logos, and all other intellectual property rights, marks or characteristics associated with a brand name of franchisors or managers; and bookings, reservations, commitments and other agreements for the use of guest rooms, conference rooms, meeting rooms, banquet rooms, dining rooms or other facilities in any Hotel (collectively, the “Reservations”, and each deposit or advance payment received by any Seller in connection with any Reservation, a “Reservation Deposit”) (collectively, the “Intangible Property”);

(vi)                              all of Sellers’ right, title and interest in and to all Consumables.  “Consumables” means (A) all retail goods physically located at the Property and held by or on behalf of any Seller for sale to Hotel guests and others; (B) all food and beverages (including non-alcoholic beverages and all liquor, wine, beer and other alcoholic beverages physically located at the Property and held for sale to Hotel guests and others or otherwise used in the operation of any Hotel, in each case, by or on behalf of any Seller, including, without limitation, the contents of any in-room servi-bars and mini-bars (“Liquor Inventory”), but excluding the Liquor Inventory if applicable alcoholic beverage control laws require a separate sale and transfer of the sale and/or service of any Liquor Inventory); (C) engineering, maintenance and housekeeping supplies, including soap, cleaning materials and matches; (D) stationery and printing; (E) and other supplies of all kinds, in each case owned by Seller, and in each case whether partially used, unused, or held in reserve storage for future use in connection with the maintenance and operation of the Hotels, which are on hand on the Effective Date, subject to such depletion and restocking as shall occur and be made in the normal course of business in accordance with current practices, excluding, however, (i) Supplies and (ii) all items of personal property owned by Tenants under Leases, guests, employees, or persons (other than any Seller or an affiliate thereof) furnishing food or services to a Hotel.

(vii)                           all of Sellers’ Books and Records.  “Books and Records” means (i) all of any Seller’s right, title and interest in and to all correspondence, billing and other files related to the Property (or any portion thereof), (ii) all property surveys, plans, specifications, drawings, blueprints, structural reviews, environmental assessments or audits, architectural drawings and engineering, geophysical, soils, seismic, geologic, environmental (including with respect to the impact of materials used in the construction or renovation of the Property (or any portion thereof)) and architectural reports, studies and certificates pertaining to the Property (or any portion thereof) and (iii) all accounting, Tax, financial, and other books and records relating to the use, maintenance, leasing and operation of the Property (or any portion thereof) including, without limitation, profiles, contact information, histories, preferences, and other information obtained in the ordinary course of business from guests of any Hotel.  “Books and Records” does not include any of the following:  (w) any records which relate to any hotels other than the Hotels that may be owned, operated, and/or managed by any Seller or any affiliate thereof or loan documents which shall not affect a Property (or any portion thereof) after the applicable Closing, and litigation papers, corporate and partnership governance, investment advisory services, appraisals and other documents related to a valuation of any Seller’s business, records and items reasonably believed to be covered by attorney-client privilege, (x) the work papers, memoranda, analysis, correspondence and similar materials prepared by or for any Seller or any affiliate thereof in connection with the negotiation and documentation of the transactions contemplated hereby, (y) originals of all bills, invoices and receipts relating to the period prior to the applicable Closing (however, Purchaser shall have the right to review and retain copies of the same) and (z) originals of all checks issued by or on behalf of any Seller or any affiliate thereof in payment of such pre-Closing bills and invoices (however, Purchaser shall have the right to review and retain copies of the same).  “Tax” or “Taxes” means any and all federal, state, or local income, gross receipts, license, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, or estimated tax, including any interest, penalty, or addition thereto, whether disputed or not.

The Improvements and/or the other items listed in clauses (i) through (vii) above, together with the Real Properties, are collectively referred to in this Agreement as the “Property”.

Notwithstanding the foregoing, all of the foregoing expressly excludes (i) all property owned or leased by Tenants, guests of the Hotels, and franchisors or managers of the Hotels and (ii) all service and other operational contracts relating to the Property to be sold to Purchaser, in each case that Purchaser has requested in writing that Sellers terminate on or prior to the expiration of the Due Diligence Period.  As used herein, the term “Hotel Asset” means a particular Hotel, together with all portions of the Property exclusively related or incidental thereto or exclusively used in or held for use in the operation thereof.

2.                                      PURCHASE PRICE.  The total consideration to be paid by Purchaser to or on behalf of Sellers for the Property is $260,785,089 in cash (the “Purchase Price”), subject to adjustment as provided in this Agreement.  Purchaser and Sellers hereby agree that the Purchase Price to be allocated to each Hotel Asset (the “Allocated Purchase Price”) is set forth on Schedule 2.

The Purchase Price shall be paid as follows:

2.1                               Deposit.

2.1.1                                             Within Three Business Days following the Effective Date, Sellers, Purchaser and a duly authorized representative of Title Insurer (“Escrowee”) shall execute Deposit Escrow Instructions in the form attached hereto as Exhibit B (the “Deposit Escrow Instructions”) and concurrently therewith, Purchaser shall deliver to Escrowee earnest money in the amount of $7,420,473 (the “Initial Deposit”), subject to the terms of this Agreement.  If Purchaser elects, in its sole and absolute discretion, to proceed with the transactions contemplated by this Agreement, then, on or before

5:00 p.m., New York time, on the last day of the Due Diligence Period, Purchaser shall deliver to Escrowee a wire transfer in immediately available federal funds in the amount equal to the difference between (i) 10% of the Purchase Price and (ii) $7,420,473 (the “Additional Deposit”).  The term “Deposit” shall mean the Initial Deposit and the Additional Deposit, if any, and shall include interest earned thereon.  The Deposit shall be allocated among each of the Hotel Assets in accordance with the relative Allocated Purchase Prices of such Hotel Assets (each, an “Allocated Deposit”).  If any such Hotel Asset becomes an Excluded Title Asset, Excluded Casualty Asset, Excluded ROFO/ROFR Asset or Excluded Representation Asset pursuant to the terms of this Agreement, then the Allocated Deposit for such Excluded Title Asset, Excluded Casualty Asset, Excluded ROFO/ROFR Asset or Excluded Representation Asset (and the interest thereon) shall be promptly paid over to Purchaser.

2.1.2                                             The Deposit shall be invested as Purchaser shall direct from time to time in accordance with the terms of the Deposit Escrow Instructions (and the risk of loss of the Deposit shall be borne by the party to whom the Deposit (or the applicable portion thereof) is to be paid.  All interest earned on any Deposit while held by Escrowee shall be paid to the party to whom the applicable portion of the Deposit is paid, except that if either Closing occurs, Purchaser shall receive a credit against the applicable Purchase Price for the interest theretofore earned on the applicable portion of the Deposit at the time of the applicable Closing.

2.1.3                                             If the First Pool Closing occurs in accordance with the terms of this Agreement, then at the First Pool Closing 50% of the Allocated Deposit applicable to the Hotel Assets being sold at the First Pool Closing (and the interest thereon) shall be delivered by Escrowee to the applicable First Pool Sellers as partial payment of the Purchase Price in accordance with Section 4.1 below.  If the Second Pool Closing occurs in accordance with the terms of this Agreement, then at the Second Pool Closing the balance of the Deposit then held by Escrowee (and the interest thereon) shall be delivered by Escrowee to the applicable Second Pool Sellers as partial payment of the Purchase Price in accordance with Section 4.1 below.  If either Closing does not occur due to a default on the part of Purchaser or the failure of any Seller Closing Condition, Sellers shall have the remedy options provided for in Section 7.2.1 or Section 7.2.2 below, as applicable.  If either Closing does not occur due to a default on the part of Sellers or the failure of any Purchaser Closing Condition, Purchaser shall have the remedy options provided for in Section 7.1.1 or Section 7.1.2 below, as applicable.

2.1.4                                             For the avoidance of doubt, the parties agree that Escrowee shall be responsible for (i) organizing the issuance of each Title Commitment and Owner’s Policy, (ii) preparation of the closing statement for each Closing and (iii) collections and disbursements of the funds to be collected and disbursed at each Closing hereunder in accordance with the terms hereof.

2.2                               Balance of Purchase Price.  Subject to the proviso set forth in the last sentence of Section 2.1, at the First Pool Closing, Purchaser shall pay to the applicable First Pool Sellers, with current federal funds wire-transferred to an account designated by Sellers in writing, an amount equal to (i) the Purchase Price applicable to the Hotel Assets being sold at the

First Pool Closing minus (ii) 50% of the Allocated Deposit applicable to the Hotel Assets being sold at the First Pool Closing (and the interest thereon), and plus or minus, as the case may require, the closing prorations, adjustments and credits to be made pursuant to the terms of this Agreement with respect to the First Pool Assets (including, without limitation, as set forth in Sections 3.1.3, 4.4, 4.7, 5 and 7.1.1 below).  At the Second Pool Closing, Purchaser shall pay to the applicable Second Pool Sellers, with current federal funds wire-transferred to an account designated by Sellers in writing, an amount equal to (i) the Purchase Price applicable to the Hotel Assets being sold at the Second Pool Closing minus (ii) the balance of the Deposit then held by Escrowee (and the interest thereon), and plus or minus, as the case may require, the closing prorations, adjustments and credits to be made pursuant to the terms of this Agreement with respect to the Second Pool Assets (including, without limitation, as set forth in Sections 3.1.3, 4.4, 4.7, 5 and 7.1.1 below).

2.3                               Property Allocation.  Sellers and Purchaser agree that, prior to each Closing, the Allocated Purchase Price for each individual Hotel Asset purchased as part of such Closing shall be allocated for federal, state and local Tax purposes (the “Allocation”) among the applicable portion of (i) the Real Property, (ii) the Improvements, and (iii) the Personal Property as may be determined by agreement of Seller and Purchaser in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”).  At least 30 days prior to each Closing, Purchaser shall prepare and deliver to Sellers a draft of the Allocation setting forth its proposed calculation of the aggregate amount of the Allocated Purchase Price to be allocated among the applicable portions of each Hotel Asset sold pursuant to such Closing.  If within 10 days after their receipt of the draft of the Allocation Sellers have not objected in writing to such draft allocation, it shall become final.  In the event that Sellers object in writing within such 10-day period, Sellers and Purchaser shall negotiate in good faith to resolve the dispute.  Upon reaching an agreement on the Allocation, Purchaser and Sellers shall (i) cooperate in the filing of any forms (including Form 8594 or Form 8824 under Section 1060 of the Code) with respect to the agreed Allocation, including any amendments to such forms required pursuant to this Agreement with respect to any adjustment to the Purchase Price, and (ii) shall file all federal, state and local Tax returns and related Tax documents consistent with the agreed Allocation, as the same may be adjusted pursuant to any provisions of this Agreement, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.  Notwithstanding the foregoing, if, after negotiating in good faith, Purchaser and Sellers are unable to agree on a mutually satisfactory Allocation, each Purchaser and Sellers shall use its or their own allocation for purposes of this Section 2.3.

3.                                      EVIDENCE OF TITLE.

3.1                               Title Insurance.  After the Effective Date, Purchaser shall order current commitments for ALTA Owner’s Title Insurance Policies (collectively, the “Title Commitments”) for each of the Real Properties, from Chicago Title Insurance Company, 1515 Market Street, Suite 1325, Philadelphia, PA 19102-1930, Attention:  Edwin G. Ditlow; Telephone:  215-875-4184; Telecopy:  215-732-1203; Email:  ditlowe@ctt.com (Chicago Title Insurance Company being referred to herein as “Title Insurer”).  Prior to each Closing, Purchaser may receive updated Title Commitments or new commitments (each, an “Updated Title Commitment”).  Purchaser may request that Title Insurer issue, but Sellers shall have no obligation to pay for or to cause Title Insurer to issue, any available endorsements to the

Owner’s Policies.  “Owner’s Policies” shall mean the most recent form of ALTA Owner’s Policies of Title Insurance for the applicable jurisdiction, issued to Purchaser at a Closing, insuring, as applicable, fee simple title to the applicable Real Properties and the Improvements, in an amount equal to the Allocated Purchase Price applicable to each such Real Property, subject only to the Permitted Exceptions applicable to such Real Property dated as of the date of, and insuring Purchaser from and after, the applicable Closing Date.

3.1.1                                             Upon issuance, the Owner’s Policies will except from coverage only the Permitted Exceptions.  “Permitted Exceptions” means, with respect to the applicable Real Property, (i) those matters (other than Required Cure Matters) that either are (x) not objected to in writing within the time periods provided in Section 3.1.3, or (y) if objected to in writing by Purchaser within such time periods, are those that Sellers have elected by notice to Purchaser within the time periods provided in Section 3.1.3 not to remove or cure, or have been unable to remove or cure within the time periods provided in Section 3.1.3, and subject to which, in the case of this clause (y), Purchaser is required to or has elected to accept the conveyance of the applicable Real Property in accordance with Section 3.1.3, (ii) such matters as Title Insurer is willing to omit as exceptions to coverage, (iii) all standard title insurance exceptions and exclusions from coverage set forth in the “title jacket” (except those that would be customarily omitted, including, without limitation, mechanics liens, pursuant to a title affidavit in form and substance reasonably satisfactory to Title Insurer to be delivered by Sellers at each Closing), (iv) exceptions resulting from acts of Purchaser, and those claiming by, through and under Purchaser, (v) unpaid personal property, real estate, excise, general and special Taxes and assessments not yet due and payable as of the applicable Closing Date (without limiting the provisions regarding proration of such amounts as set forth herein), (vi) rights of Tenants, as tenants only, under Leases in effect on the Effective Date or entered into following the Effective Date in accordance with the terms hereof and in each case previously delivered to Purchaser and set forth on the rent roll delivered pursuant to Section 4.2.10, and (vii) local, state and federal zoning, health and safety, building and other governmental and quasi governmental laws, ordinances, codes and regulations.

3.1.2                                             Except as permitted under this Agreement, no additional Liens may be created or caused by any Seller on the Real Properties or Improvements after the Effective Date that would constitute exceptions to any Owner’s Policy or bind any Real Property or Improvements after either Closing without the prior consent of Purchaser, which consent may be granted or withheld in Purchaser’s sole and absolute discretion.  Notwithstanding the foregoing, Sellers shall Cure mortgage Liens, mechanics’ Liens and all other monetary Liens on the Real Property or Improvements, in each case, of an ascertainable amount and which is curable by the payment or escrow of a liquidated sum of money (collectively, “Required Cure Matters”), which shall be discharged by the applicable Seller or omitted from the applicable Owner’s Policy by Title Insurer prior to or at the applicable Closing (each, a “Cure”) without the need for Purchaser to make a request therefor (including, without limitation, any request under Section 3.1.3), it being acknowledged and understood by Purchaser that Sellers may contest any such mechanics’ Liens so long as Sellers Cure the same at or prior to the applicable Closing; provided, however, that a Cure with respect to a zoning violation can only be effected by causing such Real Property to become a conforming use or legal non-conforming use and such

Seller paying any judgments, penalties or fines associated with any such zoning violations.  “Lien” shall mean any mortgage, security interest, encumbrance, charge, deed of trust or other consensual lien, mechanic’s or any materialman’s lien, judgment lien, special improvement bond or bonded indebtedness, lien for delinquent property Taxes or assessments, and other Tax and statutory liens (other than the lien for non-delinquent property Taxes and assessments or the Permitted Exceptions).

3.1.3                                             If any Title Commitment, Updated Title Commitment, Survey, Updated Survey, Zoning Report or Updated Zoning Report as to a Real Property discloses any Objectionable Title Matter as to which Purchaser objects, then, no later than 10 Business Days after Purchaser’s receipt of such Title Commitment, Updated Title Commitment, Survey, Updated Survey, Zoning Report or Updated Zoning Report, Purchaser shall have the right to notify Sellers in writing of the Objectionable Title Matter.  Subject to Section 3.1.2, the applicable Seller, within seven Business Days after receipt of such notice from Purchaser (but in any event prior to the applicable Closing) shall elect, by written notice to Purchaser, to either (i) Cure such Objectionable Title Matter or (ii) not Cure such Objectionable Title Matter.  If the applicable Seller does not make such election within such seven Business Day-period, then such Seller shall be deemed to have elected not to Cure such Objectionable Title Matter.  If the applicable Seller elects (or is deemed to have elected) not to Cure such Objectionable Title Matter, then Purchaser shall have the right to terminate this Agreement as to the applicable Real Property (an “Excluded Title Asset”), in which case (A) all references hereunder to such Excluded Title Asset shall be deemed deleted and such Excluded Title Asset shall not be deemed a “Real Property”, “Hotel Asset” or part of the “Property” for any purpose under this Agreement, (B) the applicable Purchase Price shall be reduced by the Allocated Purchase Price applicable to such Excluded Title Asset and Purchaser shall receive a return of the Allocated Deposit applicable to such Excluded Title Asset, and (C) neither Sellers nor Purchaser shall have any further rights or obligations hereunder with regard to such Excluded Title Asset, except for the rights and obligations hereunder which expressly survive termination of this Agreement.  If the applicable Seller elects to Cure such Objectionable Title Matter and if such Seller fails to Cure the Objectionable Title Matter by the applicable Closing (provided, that, notwithstanding anything to the contrary herein, Sellers may, at their option, extend the applicable Closing for the period required to effect such Cure, but not in excess of 30 days), then Purchaser’s sole remedy, exercisable no later than the applicable Closing (as it may be extended as provided herein) shall be to (i) proceed to the applicable Closing (subject to the terms of this Agreement) subject to such matter or matters, which shall, in such case, be Permitted Exceptions, without any abatement of the Purchase Price, or (ii) terminate this Agreement as to such Real Property and treat such Real Property as an Excluded Title Asset, in which case (A) all references hereunder to such Excluded Title Asset shall be deemed deleted and such Excluded Title Asset shall not be deemed a “Real Property”, “Hotel Asset” or part of the “Property” for any purpose under this Agreement, (B) the applicable Purchase Price shall be reduced by the Allocated Purchase Price applicable to such Excluded Title Asset and Purchaser shall receive a return of the Allocated Deposit applicable to such Excluded Title Asset, and (C) neither Sellers nor Purchaser shall have any further rights or obligations hereunder with regard to such Excluded Title Asset, except for the rights and obligations hereunder which expressly survive termination of this Agreement.  “Objectionable Title Matter” means any Lien, encumbrance, exception or defect of title, or violation of applicable zoning laws and regulations, in each case which is not a Required Cure Matter or a Permitted Exception and of which notice is delivered by Purchaser to Seller on or after the Effective Date.

3.1.4                                             Within five days after the Effective Date, Sellers shall give to Purchaser copies of all existing title policies for each Real Property and any other title reports and title commitments relating to each such Real Property and in each case all exceptions or other encumbrances noted therein in each case in the possession or control of Sellers, Summit or any of their affiliates.

3.2                               Survey.  From and after the Effective Date, Purchaser may obtain, at Purchaser’s sole option, election and expense, an updated or new as-built survey of any Real Property (any such survey being referred to herein, each as a “Survey”, and any updates thereto being referred to herein, each as an “Updated Survey”).  Within five days after the Effective Date, Sellers shall give to Purchaser copies of all existing surveys for each Real Property in each case in the possession or control of Sellers, Summit or any of their affiliates.  Purchaser shall deliver or cause to be delivered any Surveys and Updated Surveys to Seller and Title Insurer promptly upon receipt thereof.

3.3                               Zoning.  From and after the Effective Date, Purchaser may obtain, at Purchaser’s sole option, election and expense, an updated or new zoning report relating to any Real Property (any such zoning report being referred to herein, each as a “Zoning Report”, and any updates thereto being referred to herein, each as an “Updated Zoning Report”).  Within five days after the Effective Date, Sellers shall give to Purchaser copies of all existing zoning reports, zoning opinions or other zoning or land use analyses for each Real Property in each case in the possession or control of Sellers, Summit or any of their affiliates.  Purchaser shall deliver or cause to be delivered any Zoning Reports and Updated Zoning Reports to Seller and Title Insurer promptly upon receipt thereof.

4.                                      CLOSING.

4.1                               Closing Date.  The closing of the transactions contemplated hereby with respect to:

(i)                                     the First Pool Assets (the “First Pool Closing”) shall occur through escrow at 4:00 p.m. (New York time) on September *** 2015, or at such later date as the First Pool Closing may be adjourned or extended (including, without limitation, as set forth in Section 3.1.3, this Section 4.1 and Section 4.7) in accordance with the express terms of this Agreement (the “First Pool Closing Date”); and

(ii)                                  the Second Pool Assets (the “Second Pool Closing”, and the First Pool Closing and the Second Pool Closing, each, a “Closing” and collectively, the “Closings”) shall occur through escrow at 4:00 p.m. (New York time) on January *** 2016, or at such later date as the Second Pool Closing may be adjourned or extended (including, without limitation, as set forth in Section 3.1.3, this Section 4.1 and Section 4.7) in accordance with the express terms of this Agreement (the “Second Pool Closing Date”; the First Pool Closing Date

and the Second Pool Closing Date, each a “Closing Date” and collectively the “Closing Dates”).

Each Closing shall take place at the New York, New York office of Proskauer Rose LLP, or such other place as Sellers and Purchaser shall agree in writing.  Each Closing shall be a so-called “New York style” closing.  For the avoidance of doubt, the provisions of Section 7.1 and 7.2 shall apply if a Closing does not occur on or prior to any then-scheduled applicable Closing Date and such date is not properly and timely extended in accordance with the terms hereof.  Sellers may elect, by written notice to Purchaser and without the consent of Purchaser, to defer the applicable Closing pursuant to Sellers’ rights expressly set forth herein.  Notwithstanding anything to the contrary set forth herein, Purchaser shall have the right, in its sole and absolute discretion (and without prejudice to any of its rights under this Agreement), to (A)(x) extend the First Pool Closing Date for a period of up to 30 Business Days upon 10 days’ prior written notice to Sellers and (y) if the extension set forth in clause (A)(x) above is exercised by Purchaser, upon 5 days’ prior written notice to Sellers, and subject to the approval of Sellers (which approval shall not be unreasonably withheld, conditioned or delayed), extend the First Pool Closing Date for a period of up to an additional 15 days and (B) extend the Second Pool Closing Date for a period of up to the earlier of (i) March 7, 2016 and (ii) 180 days after the First Pool Closing Date upon 10 days’ prior written notice to Sellers.

4.2                               Seller’s Closing Deliveries.  At each Closing, each Seller shall execute and deliver to Purchaser or Escrowee, with respect to itself and the applicable Property owned by such Seller being sold in such Closing, the following:

4.2.1                                             for each Real Property owned by it, a special warranty deed, grant deed or equivalent deed under the laws of the state where such Real Property is located warranting against the acts of the applicable Seller and no others, and conveying such Real Property to Purchaser, subject only to the Permitted Exceptions applicable to such Real Property;

4.2.2                                             a bill of sale in the form attached hereto as Exhibit C;

4.2.3                                             a letter advising Tenants under the Leases, if any, of the change in ownership of the applicable Property in the form attached hereto as Exhibit D;

4.2.4                                             an Assignment and Assumption of Leases, Security Deposits, Reservation Deposits, Guest Ledger Accounts and Service Contracts in the form attached hereto as Exhibit E;

4.2.5                                             an Assignment and Assumption of Intangible Property in the form attached hereto as Exhibit F;

4.2.6                                             if applicable, a customary interim beverage service agreement or lease in the form attached hereto as Exhibit G (each, an “Interim Beverage Services Agreement”);

4.2.7                                             such customary evidence of such Seller’s power and authority as Purchaser and Title Insurer may reasonably require;

4.2.8                                             a closing statement (the “Closing Statement”), as required by Section 4.4 below, setting forth the prorations, credits and adjustments to the applicable Purchase Price;

4.2.9                                             a certificate, executed by such Seller, remaking such Seller’s representations and warranties set forth in Section 9.1 as if made on the applicable Closing Date;

4.2.10                                      if there are Tenants under any Leases at the applicable Real Property, a rent roll dated no earlier than two Business Days prior to the applicable Closing Date;

4.2.11                                      such agreements, affidavits, or other documents as may be reasonably required by the Title Insurer to issue the applicable Owner’s Policies;

4.2.12                                      the items required to be delivered pursuant to Section 5.2, if any;

4.2.13                                      completed and executed transfer Tax forms and all other instruments as are customarily executed by sellers in the states where the applicable Property is located to effectuate the conveyance of property similar to the applicable Property and as are reasonably acceptable to Purchaser;

4.2.14                                      original letters of credit from tenants, if any, and documentation required by any issuing party necessary to assign such letters of credit to Purchaser;

4.2.15                                      a FIRPTA Certificate from each applicable Seller.  “FIRPTA Certificate” means the affidavit of each Seller under Section 1445 of the Code certifying that such Seller is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the regulations promulgated thereunder), in form and substance reasonably satisfactory to Purchaser.

4.2.16                                      to the extent not previously delivered to Purchaser, all originals (or copies if originals are not available) of all Sellers’ Books and Records, Material Contracts, Permits and Liquor Licenses in the applicable Seller’s possession or control;

4.2.17                                      evidence reasonably satisfactory to Purchaser that each Purchaser Closing Condition in Section 8.2.1 have been satisfied to the extent applicable with respect to the applicable Closing;

4.2.18                                      evidence of the termination, as of the applicable Closing Date, of each of the Franchise Agreements applicable to the Hotel Assets sold as of such Closing Date in form and substance reasonably satisfactory to Purchaser;

4.2.19                                      evidence of the termination, as of the applicable Closing Date, of each of the Management Agreements applicable to the Hotel Assets sold as of such Closing Date in form and substance reasonably satisfactory to Purchaser; and

4.2.20                                      any other documents or items reasonably required by Purchaser or Title Insurer which are not inconsistent with this Agreement.

4.3                               Purchaser’s Closing Deliveries.  At each Closing, Purchaser shall execute and deliver to Sellers or Escrowee, the following:

4.3.1                                             the funds required pursuant to Section 2.2 above to be delivered by Purchaser at such Closing;

4.3.2                                             a counterpart original of the Closing Statement referenced in Section 4.2.8 above;

4.3.3                                             a counterpart original of the Assignment and Assumption of Leases, Security Deposits, Reservation Deposits, Guest Ledger Accounts and Service Contracts, in the form attached hereto as Exhibit E, referenced in Section 4.2.4 above;

4.3.4                                             a counterpart original of the Assignment and Assumption of Intangible Property, in the form attached hereto as Exhibit F, referenced in Section 4.2.5 above;

4.3.5                                             a counterpart original of the Interim Beverage Services Agreement, in the form attached hereto as Exhibit G, referenced in Section 4.2.6;

4.3.6                                             such customary evidence of Purchaser’s power and authority as Title Insurer and Sellers may reasonably require;

4.3.7                                             a certificate remaking Purchaser’s representations and warranties set forth in Section 9.2 as if made on the applicable Closing Date;

4.3.8                                             to the extent applicable, documentation required by any issuing party of a tenant letter of credit necessary to assign such letters of credit to Purchaser; and

4.3.9                                             completed and executed transfer Tax forms and all other instruments as are customarily executed by purchasers in the states where the applicable Property is located to effectuate the conveyance of property similar to the applicable Property and, subject to Section 4.6, as are reasonably acceptable to Seller.

4.4                               Closing Prorations and Adjustments.  With respect to each of the First Pool Closing and the Second Pool Closing, Sellers shall prepare a separate Closing Statement of the prorations and adjustments required by this Agreement with respect to, as applicable, the First Pool Assets and the Second Pool Assets and submit it to Purchaser at least 10 Business Days prior to the applicable Closing Date, which Closing Statement must be reasonably acceptable to Purchaser.  The following items are to be prorated, adjusted, credited or paid directly by Seller in cash (as the applicable Seller determines to be appropriate to comply with the applicable Tax rules governing transactions qualifying under Section 1031 of the Code), it being understood that for purposes of prorations and adjustments, the applicable Seller shall be deemed to be the owner of the applicable Property prior to but not including the applicable

Closing Date and Purchaser shall be deemed to be the owner of the applicable Property on and following the applicable Closing Date:

4.4.1                                             real estate and personal property Taxes and assessments, in each case, with the applicable Seller responsible for Taxes attributable to the portion of the Tax year which is prior to the applicable Closing Date and Purchaser responsible for Taxes attributable to the remainder of the Tax year (which prorations shall be calculated on the basis of the most recent available Tax bill if the current bill is not then available);

4.4.2                                             sales, occupancy, room, telecommunications, beverage and similar Taxes to which the operations of any Hotel is subject (the Taxes in this Section 4.4.2, “Hotel Taxes”), in each case, with the applicable Seller responsible for Hotel Taxes attributable to the portion of the Tax period which is prior to the applicable Closing Date and Purchaser responsible for Hotel Taxes attributable to the portion of the Tax period on or after the applicable Closing Date;

4.4.3                                             monthly rents and other fixed periodic payments under the Leases assigned to Purchaser in accordance with the terms of this Agreement; provided that no proration shall be made of any rent or other revenue item which is overdue as of the applicable Closing Date until such rent or other revenue item is actually received, at which time it shall be prorated and paid to Purchaser or the applicable Seller in accordance with the terms of this Agreement.  To the extent Purchaser receives rents (including operating expense, Tax and insurance charges payable by tenants) on or after the applicable Closing Date that are not included as accounts receivable subject to Section 4.4.9, such payments, less reasonable costs of collection, shall be applied first toward the payment in full of all rents and other amounts due to Purchaser with respect to periods following the applicable Closing, then allocated for the month of the applicable Closing and thereafter the balance applied to delinquent rents or other amounts due to Sellers, with Sellers’ share thereof being delivered to Seller within five days after Purchaser’s receipt of such amounts;

4.4.4                                             water, electric, telephone and all other utility and fuel charges (on the basis of the number of days in each applicable bill occurring prior to, and on or after, the applicable Closing Date) and fuel on hand (at cost plus sales Tax); provided, however, that any deposits with utility companies shall remain the property of the applicable Seller and shall not be prorated or credited;

4.4.5                                             amounts due and payable by the applicable Seller under the Service Contracts assigned to Purchaser at the applicable Closing in accordance with the terms of this Agreement;

4.4.6                                             assignable license and permit fees;

4.4.7                                             accrued and unpaid tour and travel agent commissions;

4.4.8                                             the balance (less any contested charges) of the open and unpaid account (“Guest Ledger Account”) for each person who is a guest at a Hotel on the day immediately preceding the applicable Closing Date shall be assigned to Purchaser and prorated between the applicable Seller and Purchaser as follows:

(a)                                 all room revenue posted for all days preceding the applicable Closing Date shall belong to the applicable Seller but shall be paid over to such Seller only as and when actually collected (less reasonable administrative and collection costs), except for the day immediately preceding the applicable Closing Date, which shall be allocated one-half to Purchaser and one-half to the applicable Seller.  The applicable Seller shall be responsible for all Taxes and franchise fees for all guest charges preceding the applicable Closing Date, except for the day immediately preceding the applicable Closing Date, which shall be allocated one-half to Purchaser and one-half to the applicable Seller; and

(b)                                 all room revenue posted for all days on and after the applicable Closing Date shall be allocated to Purchaser;

4.4.9                                             any accounts receivable with respect to a Hotel accruing prior to 11:59 local time (with respect to the applicable Hotel) on the day immediately preceding the applicable Closing Date (“Accounts Receivable”) will not be transferred to Purchaser at such Closing, but rather will be retained by the applicable Seller.  Purchaser will deliver to the applicable Seller (and shall promptly instruct the applicable property manager, as its agent, to deliver to the applicable Seller) all checks and other forms of payments received by Purchaser at such Hotel that constitute payment of all or part of any Account Receivable.  Payments received from payors owing payment both on an Account Receivable and on an account payable for goods or services rendered on or after the applicable Closing Date will be applied first in accordance with the invoice for which the payment is invoiced (including any designation included in an invoice from internet travel providers or other vendors covering multiple transactions).  Any payments from payors that owe amounts on Accounts Receivable and also owe amounts on an account payable for goods or services rendered on or after the applicable Closing Date to Purchaser which do not include such a designation shall be applied first to current amounts (i.e., payments not more than 60 days past due and not being disputed by the payee on Accounts Receivable), then to Purchaser to be applied to amounts owing to Purchaser and any excess shall be applied to any other Accounts Receivable from that payor;

4.4.10                                      any outstanding deposits or advance payments received and retained by or on behalf of any Seller in connection with any reservation at a Hotel, in the form of a credit against (i.e., a reduction of) the applicable Purchase Price payable to such Seller;

4.4.11                                      any gift certificate or other writing (other than trade agreements and food and beverage discount coupons) issued by any Seller or manager of a Hotel which entitles the holder or bearer to a credit (whether in a specified dollar amount or for a specified item, such as a room night or meal) to be applied against the usual charge for rooms, meals and/or other goods or services at any Hotel, in the form of a credit against (i.e., a reduction of) the applicable Purchase Price to such Seller;

4.4.12                                      the outstanding balance of all security deposits under the Leases assigned to Purchaser at the applicable Closing in accordance with the terms of this Agreement;

4.4.13                                      all cash on hand at each Hotel, with such cash retained by Purchaser and the amount of the same increasing the applicable Purchase Price payable to the Seller that owns the applicable Hotel (Sellers shall perform, or cause to be performed, an accounting of cash on hand at the Property (i.e., in house banks, petty cash, including till money and, to the extent the same are the property of Sellers, vending machines and pay telephones) in the presence of a representative of Purchaser);

4.4.14                                      any utility deposits with any utility in respect of the operation of a Hotel shall be deemed to have been sold to Purchaser and shall become the property of Purchaser and the amount of the same increasing the applicable Purchase Price to the Seller that owns the applicable Hotel; and

4.4.15                                      such other items as are usually and customarily prorated between purchasers and sellers of hotel properties in the location of the applicable Real Property.

The Purchase Price shall be further adjusted at each Closing in respect of property improvement plans required in connection with the Replacement Franchise Agreements as set forth in Section 4.7.

Except with respect to general real estate and personal property Taxes (which shall be reprorated upon the issuance of the actual bills), any proration which must be estimated at the applicable Closing shall be reprorated and finally adjusted on the date that is 365 days after the applicable Closing Date; otherwise, all prorations shall be final.  No later than 350 days after each Closing Date, Purchaser shall prepare and deliver to Sellers a final Closing Statement with respect to such Closing; provided that if Purchaser shall fail to deliver such final Closing Statement within such 350-day period, Sellers may prepare and deliver such statement to Purchaser (and Purchaser shall cooperate fully with Sellers’ efforts to do the same).  If within 10 days following the delivery of the final Closing Statement to either Sellers or Purchaser, as applicable, Sellers or Purchaser, as applicable, have/has not given the other written notice of its objection as to the amount of final prorations (which notice shall state the basis of Sellers’ or Purchaser’s objection, as applicable), such amount shall be paid over to Sellers or Purchaser, as applicable, within three Business Days thereof.

If Sellers or Purchaser, as applicable, duly give/gives the other such written objection notice, and if Sellers and Purchaser fail to resolve in good faith the issues outstanding with respect to the amount of final prorations within thirty 30 days of the applicable party’s receipt of such written objection notice, Sellers and Purchaser shall submit the issues remaining in dispute to Ernst & Young (the “Independent Accountants”) for resolution.  If issues are submitted to the Independent Accountants for resolution, (i) Sellers and Purchaser shall furnish or cause to be furnished to the Independent Accountants such work papers and other documents and information relating to the disputed issues as the Independent Accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the Independent Accountants any material relating to the disputed issues and to discuss the issues with the Independent Accountants; (ii) the determination by the Independent Accountants, as set forth in a notice to be delivered to both Sellers and Purchaser within 60 days of the submission to the Independent Accountants of the issues remaining in dispute, shall be final, binding and conclusive on the parties; and (iii) Sellers and Purchaser will each bear fifty percent (50%) of the fees and costs of the Independent Accountants for such determination.

Purchaser shall have the exclusive right to seek adjustments to real estate, ad valorem and/or personal property Tax rates imposed upon and/or assessed values ascribed to one or more of the Real Properties (any such actions being collectively referred to as “Tax Appeals”) with respect to periods occurring following the Tax year in which the Closing of such Real Properties occurs (such periods, “Purchaser’s Period”), but shall promptly pay over to Sellers the portion of any such Tax refund applicable to periods occurring entirely prior to Purchaser’s Period (such periods, “Sellers’ Period”), in each case after deducting any expenses incurred relating to the applicable Tax Appeal.  From and after the applicable Closing Date, subject to the foregoing qualifications, Sellers shall take all actions and execute and deliver all documents Purchaser reasonably requests in order to enable Purchaser to pursue any Tax Appeal solely with respect to Purchaser’s Period at no out-of-pocket expense to Sellers.  Subject to the foregoing qualifications, Sellers hereby agree to execute all consents, receipts, instruments and documents which may reasonably be requested in order to facilitate settling any Tax Appeal proceeding commenced by Purchaser in accordance with this paragraph and collecting the amount of any Tax refund with respect thereto.

This Section 4.4 shall survive each applicable Closing.

4.5                               Transaction Costs.  Purchaser shall pay (i) all of the premiums for the Owner’s Policies and any extended coverages thereunder or endorsements thereto and all title search, survey, and closing fees and costs with respect thereto (including, without limitation any Surveys, Updated Surveys, Title Commitments, Updated Title Commitments, Zoning Reports or Updated Zoning Reports), in each case, obtained by Purchaser, (ii) all recording charges for instruments of conveyance, (iii) all mortgage Taxes, documentary stamps or similar charges imposed on any financing obtained by Purchaser in connection with the transactions contemplated hereby, (iv) except as otherwise required to be paid by Sellers as set forth in clause (c) below, all costs and expenses of obtaining new Franchise Agreements for each Hotel Asset, including any franchise application fees, property improvement plan application fees, attorneys’ fees of the applicable franchisors and, subject to Section 4.7, any property improvement plan costs (the “Replacement Franchise Agreements”), whether or not the same are actually obtained, (v) all costs of Purchaser’s broker, if any, and (vi) one-half of Escrowee’s escrow fees.  Sellers shall pay (a) one-half of Escrowee’s escrow fees, (b) any breakage or spread maintenance costs under any debt encumbering its Hotel Assets, (c) any liquidated damages, termination fees, liabilities or obligations under any of the Management Agreements or Franchise Agreements, including those arising from or related to the termination thereof, (d) property improvement plan costs which are the responsibility of Sellers pursuant to Section 4.7; and (e) all costs of Seller’s broker, if any.  All transfer Tax, documentary stamps, bulk sales Tax or similar charges imposed upon the transfer of the Real Properties or Personal Property (“Transfer Taxes”) shall be paid by Sellers and/or Purchaser in accordance with local custom as set forth on Exhibit H.  Sellers and Purchaser shall, however, be responsible for the fees of their respective attorneys and Purchaser shall be responsible for all costs related to its due diligence and inspection of the Property.  Sellers shall be responsible for their federal, state and local income, franchise and similar Taxes applicable to the transactions contemplated by this Agreement.  This Section 4.5 shall survive each applicable Closing and any termination of this Agreement.

4.6                               Possession.  On each Closing Date, possession of the applicable Property shall be delivered to Purchaser, subject only to such matters as are expressly permitted by this Agreement.  In connection therewith, each Seller shall deliver the following to Purchaser either at the applicable Closing or at the respective Hotel Assets:

4.6.1                                             a certificate or registration of title for any owned motor vehicle or other Personal Property which requires such certification or registration, conveying such vehicle or such other Personal Property to Purchaser; provided that all such vehicles and other Personal Property shall be free from any lien, pledge, sale agreement, lease, encumbrance or other charge;

4.6.2                                             all key codes, access codes and combinations to locks to the extent known by, or in the possession of, Seller or its property manager;

4.6.3                                             to the extent not previously delivered to Purchaser, all originals (or copies if originals are not available), of the Leases that are assigned to Purchaser at the applicable Closing in accordance with the terms hereof, all Sellers’ Books and Records, permits, written employment contracts and hotel contracts in Seller’s possession or control and required to be conveyed hereunder;

4.6.4                                             all keys to all locks including but not limited to all keys to any safe deposit boxes at the applicable Hotel which are not in use by guests at such Hotel;

4.6.5                                             any receipts and/or agreements relating to safe deposit boxes at such Hotel Assets being used by guests together with lists containing the name, address and room number of each such depositor; and

4.6.6                                             all baggage parcels, laundry or valet packages checked or left by guests of the applicable Hotel with any Seller or its property manager prior to the consummation of the applicable Closing shall be listed in inventory to be prepared in accordance with Section 14.10.

4.7                               Replacement Franchise Agreements.

4.7.1                                             At and effective upon each applicable Closing, Sellers shall terminate each of the Franchise Agreements with respect to the Hotel Assets sold in that Closing.

******** During the Due Diligence Period, Purchaser shall work with the respective franchisors of the Hotel Assets to negotiate the material terms of the Replacement Franchise Agreements, including (i) the term thereof (which is expected to be for ** years from the applicable Closing Date) and (ii) the fees and charges thereunder.  ************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************************

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4.8                               ROFO/ROFR.  Purchaser acknowledges that each of the Franchise Agreements and/or Management Agreements set forth on Schedule 4.8 contains a currently effective purchase option, right of first offer, right of first refusal and/or similar rights in favor of a third party with respect to a certain Property (each, a “ROFO/ROFR”, and such Franchise Agreements and/or Management Agreements, each, a “ROFO/ROFR Agreement”).  If any ROFO/ROFR Agreement counterparty exercises any of its ROFO/ROFR rights under such ROFO/ROFR Agreement (or fails to waive the same in writing) with respect to any Hotel Assets that are subject to a ROFO/ROFR (each, a “ROFO/ROFR Asset”), then, if Purchaser in its sole and absolute discretion agrees to waive the Purchaser Closing Condition set forth in Section 8.2.1(i) and consummate the applicable Closing as to the other applicable Hotel Assets, (A) all references hereunder to such ROFO/ROFR Asset (the “Excluded ROFO/ROFR Asset”) shall be deemed deleted and such Excluded ROFO/ROFR Asset shall not be deemed a “Real Property”, “Hotel Asset” or part of the “Property” for any purpose under this Agreement, (B) the Purchase Price shall be reduced by the Allocated Purchase Price applicable to such Excluded ROFO/ROFR Asset and Purchaser shall receive a return of the Allocated Deposit applicable to such Excluded ROFO/ROFR Asset (and the interest thereon), and (C) neither Sellers nor Purchaser shall have any further rights or obligations hereunder with regard to such Excluded ROFO/ROFR Asset, except for the rights and obligations hereunder which expressly survive termination of this Agreement.  Promptly after the Effective Date, Sellers shall send to each ROFO/ROFR Agreement counterparty, if any, the notices required under the applicable ROFO/ROFR Agreement in respect of the ROFO/ROFR and keep Purchaser reasonably apprised of the status thereof.

5.                                      CASUALTY LOSS AND CONDEMNATION.

5.1                               Notice.  If, prior to any Closing of a Hotel Asset, such Hotel Asset or any part thereof shall be condemned (a “Condemnation”), or destroyed or damaged by fire or other casualty (a “Casualty”), upon gaining knowledge thereof, Sellers shall promptly notify Purchaser.

5.2                               Casualty and Condemnation Proceeds.

5.2.1                                             Subject to Section 5.2.2, Purchaser shall be obligated to proceed to the applicable Closing (subject to the terms of this Agreement) for the Property in accordance with the terms hereof but shall be entitled to receive the following on the applicable Closing Date with respect to any Hotel Asset included in the Property which has suffered a Condemnation or Casualty after the Effective Date which has not been Restored by the applicable Closing Date:  (i) with respect to a Condemnation, an assignment of all of the applicable Seller’s right, title and interest in and to the Condemnation proceeds to be awarded to such Seller as a result of such Condemnation, and (ii) with respect to a Casualty, (A) an assignment of the insurance proceeds payable on account of such Casualty (less repair and restoration costs incurred by Seller to the extent that such repair and restoration costs were approved by Purchaser) and (B) the applicable Purchase Price shall be reduced by the sum of (i) the amount of any applicable insurance deductible with respect to any damage due to such Casualty and (ii) the amount of any uninsured costs of repair and restoration associated with such Casualty.  In the event that a Hotel Asset suffers a Condemnation or a Casualty and Purchaser has elected to waive such Casualty or Condemnation and proceed to the applicable Closing, the applicable Seller shall not expend any insurance proceeds for repairs or restoration unless it has received Purchaser’s consent as to any plans or contracts for such repairs or restoration, and such Seller shall keep Purchaser informed as to the progress of any such repairs or restoration.  Nothing herein shall obligate any Seller to cause any Hotel Asset to be Restored.

5.2.2                                             Notwithstanding Section 5.2.1, if any Hotel Asset suffers a Casualty or Condemnation on or before the Closing Date of such Hotel Asset, then Sellers shall promptly after learning thereof provide Purchaser with notice thereof.  If the damages, in the case of a Condemnation, or the cost to repair, in the case of a Casualty, when added to damages and costs to repair, as applicable, of all prior Condemnations and/or Casualties to such Hotel Asset occurring on or after the Effective Date (and which have not been previously Restored) exceed the Casualty/Condemnation Threshold, then Purchaser shall have the option, exercisable by written notice thereof to Sellers within 10 Business Days after Purchaser receives written notice from Sellers of a Condemnation or Casualty together with Appraiser’s or Adjuster’s determination of resulting damages or cost of repair, as applicable, to either (i) waive such Casualty or Condemnation and proceed to the applicable Closing (subject to the terms of this Agreement) without any further right with respect to the same (other than as expressly set forth in Section 5.1) or (ii) terminate this Agreement as to the Hotel Asset affected by the Casualty or Condemnation (an “Excluded Casualty Asset”) and consummate the applicable Closing as to the other applicable Hotel Assets, in which case (A) all references hereunder to such Excluded Casualty Asset shall be deemed deleted and such Excluded Casualty Asset shall not be deemed a “Real Property”, “Hotel Asset” or part of the “Property” for any purpose under this Agreement, (B) the Purchase Price shall be reduced by the Allocated Purchase Price applicable to such Excluded Casualty Asset and Purchaser shall receive a return of the Allocated Deposit applicable to such Excluded Casualty Asset, and (C) neither Sellers nor Purchaser shall have any further rights or obligations hereunder with regard to the such Excluded Casualty Asset, except for the rights and obligations hereunder which expressly survive termination of this Agreement.  As used herein, the term “Casualty/Condemnation Threshold” with respect to any Hotel Asset means an amount equal to 10% of the Allocated Purchase Price of such Hotel Asset, and the phrase “Restored” means that the Hotel Asset in question has been repaired or restored after a casualty or condemnation occurring after the Effective Date to a condition reasonably similar to the condition such Hotel Asset was immediately prior to such casualty or condemnation.  For purposes of this Agreement, the damages caused by a Condemnation shall be determined by an MAI certified appraiser selected by Sellers and reasonably approved by Purchaser (the “Appraiser”) and the cost to repair a Casualty shall be determined by the third-party insurance adjuster designated by the applicable Seller’s insurance company (the “Adjuster”); provided that in the event that Purchaser (x) does not approve the Appraiser (acting reasonably) or (y) is not satisfied with the Appraiser’s damage estimate or the Adjuster’s cost estimate, or such estimates have not been obtained, in each case at least 10 Business Days prior to the applicable Closing Date, Purchaser, in either case, may elect by written notice, delivered within 10 Business Days after Purchaser receives notice of the selection of the Appraiser, the damage estimate of the Appraiser or the cost estimate of the Adjuster (or upon failure to receive such estimates within the timeframe specified in this Section 5.2.2) to either (1) treat the Hotel Asset as an Excluded Casualty Asset as provided above or (2) proceed to the applicable Closing (subject to the terms of this Agreement) of such affected Hotel Asset and receive an assignment of any Condemnation awards or Casualty insurance proceeds paid or payable in respect of such Hotel Asset in accordance with Section 5.2.1.

6.                                      BROKERAGE.

6.1                               Sellers.  Each Seller represents and warrants jointly and severally to Purchaser that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby.  Each Seller agrees to indemnify, protect, defend and hold Purchaser harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from such Seller’s breach of the foregoing representation in this Section 6.1.  The provisions of this Section 6.1 shall survive each Closing and any termination of this Agreement.

6.2                               Purchaser.  Purchaser represents and warrants to Sellers that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby.  Purchaser agrees to indemnify, protect, defend and hold Sellers harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from Purchaser’s breach of the foregoing representation in this Section 6.2.  The provisions of this Section 6.2 shall survive each Closing and any termination of this Agreement.

7.                                      DEFAULT AND REMEDIES; FAILURE OF CONDITIONS TO CLOSING.

7.1                               Sellers’ Pre-Closing Default; Failure to Satisfy Purchaser Closing Conditions.

7.1.1                                             Sellers’ Pre-Closing Default; Purchaser’s Pre-Closing Remedies.  If any Seller breaches its obligations under this Agreement prior to either Closing in any material respect and such breach has not been cured within 30 days after written notice thereof from Purchaser (provided that the parties agree and acknowledge that if such 30-day period would exceed the applicable Closing Date, at their option, Sellers may extend such Closing Date for the period required to effect such cure, but not beyond the date which is 30 days after Purchaser’s foregoing written notice), then, as Purchaser’s sole and exclusive remedy hereunder and at Purchaser’s option, Purchaser may, upon notice to Sellers, given not more than 15 Business Days after the expiration of such cure period:  (a) terminate this Agreement in its entirety by giving Sellers written notice of such election prior to or at the applicable Closing (but for the avoidance of doubt, if a Closing has already occurred, such Closing and the provisions of this Agreement with respect thereto shall not be affected by such termination) and (i) receive the Deposit then held by Escrowee (and any interest thereon), and (ii) recover from the applicable Sellers all of Purchaser’s reasonable out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, but not limited to, its reasonable legal fees and diligence costs, which reimbursement in the aggregate amount amongst all Sellers shall not exceed $1,855,118; (b) waive the default and proceed to the applicable Closing (subject to the terms of this Agreement); (c) if Purchaser determines that such breach is curable but additional time is needed to cure such breach, extend the cure period and defer the Closing of one or more Hotel Assets to be sold in such Closing to the next Closing (i.e., from the First Closing to the Second Closing) in which case the particular Hotel Asset shall be deemed to be part of the next Pool and shall continue to subject to the terms of this Agreement; (d) seek specific performance of this Agreement against Sellers by filing an action therefore within 60 days after the originally scheduled Closing Date; or (e) if applicable, elect to treat the Hotel Asset with respect to which such breach of representation or warranty occurred as an Excluded Representation Asset and proceed to the applicable Closing (subject to the terms of this Agreement) with respect to the other applicable Hotel Assets.  Notwithstanding anything to the contrary contained herein, if any Seller willfully breaches this Agreement and sells its applicable Hotel Asset to someone other than Purchaser while this Agreement is in effect, then Purchaser shall be entitled to bring an action against Sellers to recover all of its damages and costs relating to such breach, including, but not limited to, actual, compensatory, consequential, special and punitive damages.

7.1.2                                             Failure to Satisfy Purchaser Closing Conditions.  Without derogating from Purchaser’s rights under Section 7.1.1, if on either Closing Date any of the Purchaser Closing Conditions are not satisfied with respect to such Closing (other than as a result of a material default by Purchaser hereunder), then Purchaser may elect, at Purchaser’s option and as Purchaser’s sole remedy, to either (i) waive such condition and proceed to such Closing, (ii) if Purchaser determines that such Purchaser Closing Condition may be satisfied with additional time, defer the Closing for a period of not more than 60 days, but not later than the date set forth in Section 4.1, upon written notice from Purchaser to Sellers or (iii) elect to terminate this Agreement in its entirety by giving Sellers written notice of such election prior to or at the applicable Closing (but for the avoidance of doubt, if a Closing has already occurred, such Closing and the provisions of this Agreement with respect thereto shall not be affected by such termination) and receive the Deposit then held by Escrowee (and any interest thereon); provided, however, such termination shall not terminate Purchaser’s obligations set forth in Section 12.17.

7.2                               Purchaser’s Pre-Closing Defaults; Failure to Satisfy Sellers’ Closing Conditions.

7.2.1                                             Purchaser’s Pre-Closing Default; Sellers’ Pre-Closing Remedies.  If Purchaser breaches its obligations under this Agreement prior to either Closing in any material respect and such breach has not been cured within 30 days after written notice thereof from Sellers (provided that the parties agree and acknowledge that if such 30-day period would exceed the applicable Closing Date, at its option, Purchaser may extend the applicable Closing Date for the period required to effect such cure, but not beyond the date which is 30 days after Sellers’ foregoing written notice), then, as Sellers’ sole and exclusive remedy hereunder, Sellers shall have the right to terminate this Agreement in its entirety by giving Purchaser written notice of such election prior to or at the applicable Closing (but for the avoidance of doubt, if a Closing has already occurred, such Closing and the provisions of this Agreement with respect thereto shall not be affected by such termination), whereupon the Deposit (or balance thereof) then held by Escrowee shall be forfeited to Sellers as liquidated damages (to be allocated amongst them in the same manner as the applicable Purchase Price would have been allocated if the Closing had occurred), it being agreed between the parties hereto that the actual damages to Sellers in such event are impractical to ascertain and the amount of the forfeited Deposit is a reasonable estimate thereof and shall be and constitute valid liquidated damages.  If Sellers terminate this Agreement pursuant to this Section 7.2.1, this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement (other than rights and obligations which expressly survive the termination of this Agreement).

SELLERS’ INITIALS

PURCHASER’S INITIALS

7.2.2                                             Failure to Satisfy Sellers’ Closing Conditions.  Without derogating from Seller’s rights as set forth in Section 7.1.1, if on either Closing Date any of the Seller Closing Conditions are not satisfied (other than as a result of a material default by any Seller hereunder) with respect to such Closing, then Sellers may elect, at Sellers’ option and as Sellers’ sole remedy, to either (i) waive such condition and proceed to such Closing or (ii) terminate this Agreement in its entirety (but for the avoidance of doubt, if a Closing has already occurred, such Closing and the provisions of this Agreement with respect thereto shall not be affected by such termination), and Purchaser shall receive the Deposit then held by Escrowee (and any interest thereon).

SELLERS’ INITIALS

PURCHASER’S INITIALS

7.3                               Pre-Closing Knowledge.  If at any time after the Effective Date, either Purchaser or any Seller obtains any actual knowledge that any representation or warranty of Sellers contained herein is untrue in any material manner, said party shall promptly disclose such fact in writing to the other parties hereto.  If such misrepresentation was not intentional or did not result from the act of a Seller or its affiliates or agents to cause the representation or warranty to become untrue, such Seller shall not be in default under this Agreement and the sole remedy of Purchaser shall be to (i) proceed to the applicable Closing (subject to the terms of this

Agreement), in which case Purchaser shall be deemed to have waived its rights with respect to any such breach of representation or warranty, or (ii) solely in the event that Seller fails to cure such breach within 30 days after written notice thereof from Purchaser (provided that the parties agree and acknowledge that if such 30-day period would exceed the applicable Closing Date, at their option, Sellers may extend such Closing Date for the period required to effect such cure, but not beyond the date which is 30 days from Purchaser’s foregoing written notice), (A) if such breach of representation or warranty would cause a Purchaser Closing Condition to be unsatisfied, terminate this Agreement in its entirety (but for the avoidance of doubt, if a Closing has already occurred, such Closing and the provisions of this Agreement with respect thereto shall not be affected by such termination) by written notice to Sellers within five Business Days after the expiration of such cure period or (B) if such breach of representation or warranty would not cause a Purchaser Closing Condition to be unsatisfied, proceed to the applicable Closing (subject to the terms of this Agreement) without waiving its rights with respect to such breach of representation or warranty (but subject in all respects to the other express limitations of this Agreement, including without limitation Section 11.1).  The actual knowledge of Purchaser for the purposes of this Agreement shall mean the actual (and not imputed, implied or constructive) knowledge of the individuals set forth on Schedule 7.3.  Notwithstanding anything to the contrary set forth in this Agreement, none of the foregoing individuals shall have any personal liability whatsoever with respect to any matters set forth in this Agreement.

7.4                               Post-Closing Remedies.  From and after each Closing, Sellers and Purchaser shall, subject to the terms and conditions of this Agreement, including, without limitation, the terms of Section 7.3 above and Section 11.1 below, have such rights and remedies as are available at law or in equity, except that, except as otherwise set forth herein, neither Sellers nor Purchaser shall be entitled to recover from the other consequential, incidental, indirect, punitive or special damages.  Nothing contained in this Section 7.4 limits the terms of Section 7.1.

8.                                      DILIGENCE; CONDITIONS PRECEDENT.

8.1                               Diligence and Inspection.

8.1.1                                             Sellers shall promptly deliver to Purchaser, or make available to Purchaser in an electronic data room all due diligence materials regarding the Property as are typically provided by sellers of hotels or requested by purchasers of hotels, including without limitation, documents, reports and other information as set forth in Exhibit J hereto (collectively, the “Due Diligence Materials”).  Except as expressly set forth in this Agreement, Sellers are not making nor shall be deemed to have made any express or implied representation or warranty of any kind or nature as to any Due Diligence Materials provided, including, but not limited to, representations regarding the accuracy or completeness of any such Due Diligence Materials.  Up until the final Closing Date or the termination of this Agreement, Sellers agree to deliver to Purchaser, or make available in such electronic data room, any additional and/or updated materials related to the Property reasonably requested by Purchaser in writing, to the extent in Sellers’ or any of its affiliates’ possession or control, and Sellers shall deliver such items within a reasonable period of time following such request.  Up until the final Closing Date or the termination of this Agreement, Purchaser shall keep Sellers reasonably advised of the status of all negotiations and material communications with franchisors under Franchise Agreements and managers under Management Agreements (including their respective advisors and representatives).

8.1.2                                             Prior to each Closing, Purchaser and its agents, employees, attorneys, accountants, consultants, advisors, title company, lenders, inspectors, appraisers, engineers, contractors, affiliates, experts, partners, officers and other persons whom Purchaser deems reasonably need to know such information shall have the right, upon reasonable prior written notice to Sellers, to inspect any or all of the Hotel Assets to be acquired pursuant to such Closing or any subsequent Closing, and to examine at such place or places at the Hotels or elsewhere as the same may be located, any operating files and other information maintained by or for the benefit any Seller in connection with the physical condition, ownership, leasing, operation, current maintenance and/or management of the Property to be acquired, including, without limitation, (i) insurance policies, insurance carrier loss runs relating to the Property (or any portion thereof) and/or the operations and services conducted thereon for the five-year period immediately preceding the applicable Closing, and (ii) to the extent in the applicable Seller’s possession or control, bills, invoices, receipts and other general records relating to the income and expenses of the Hotels, correspondence, surveys, plans and specifications, prior property improvement plans, warranties for services and materials provided to the Hotel, and any other documents and information relating to the Property to be acquired, including any and all environmental reports relating to the Property (or any portion thereof) received by Sellers (or the applicable property manager) since the applicable Seller became the owner thereof.  Before entering upon any Real Property, Purchaser shall furnish to Sellers certificates of insurance for such Real Property evidencing:  commercial general liability insurance coverage of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate.  Sellers and their agents and affiliates of which Sellers have provided Purchaser notice shall be named as additional insureds under such policy.  Such insurance coverage shall (i) be issued by an insurance company authorized to do business in the state where such Real Property is located having a rating of at least “A-VII” by A.M. Best Company, (ii) be primary and any insurance maintained by Sellers shall be excess and non-contributory, (iii) include contractual liability coverage with respect to Purchaser’s indemnity obligations set forth in this Agreement (it being understood, however, that the availability of such insurance shall not serve to limit or define the scope of Purchaser’s indemnity obligations under this Agreement in any manner whatsoever), and (iv) not contain any exclusions for work performed at or on residential properties, or for “insured versus insured” claims with respect any potential claim by Sellers against Purchaser.  No inspection shall involve the taking of samples or other physically invasive procedures without the prior written consent of Sellers.  Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall indemnify, defend (with counsel reasonably acceptable to Sellers) and hold Sellers harmless from and against any and all losses, claims, damages, demands, actions, suits, costs, expenses, judgments, proceedings, injuries and liabilities (including, without limitation, reasonable out-of-pocket attorneys’ fees and costs incurred in connection therewith) (“Losses”) arising out of or resulting from Purchaser’s exercise of its rights of inspection as provided for in this Section 8.  Notwithstanding the foregoing, Purchaser’s indemnification obligations hereunder shall not include any obligation or duty whatsoever with respect to any such claims (including claims that the applicable Real Property has declined in value) to the extent arising out of or resulting from (a) the mere discovery or presence of any pre-existing Hazardous Substances, or (b) the results or findings of any tests or analyses of Purchaser’s inspection of the applicable Property conducted in accordance with this Section 8.1.2, or (c) any acts or omissions of any Seller or its affiliate or any of their respective members, partners, officers, directors, trustees, parents, subsidiaries, shareholders, managers, beneficiaries, employees, agents, representatives and advisors.  The indemnification obligation of Purchaser in this Section 8.1.2 shall survive termination of this Agreement and the applicable Closing.

8.1.3                                             Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall have the period commencing on the Effective Date and expiring at 5:00 p.m. New York time on July 15, 2015 (the “Due Diligence Period”) during which to determine that either (i) Purchaser has determined to proceed with the transactions contemplated hereby (subject to the terms of this Agreement) or (ii) Purchaser has determined to terminate this Agreement in its entirety pursuant to this Section 8.1.3.  If Purchaser delivers a notice under clause (ii) above before the expiration of the Due Diligence Period, then Escrowee shall immediately refund the Initial Deposit (and all interest accrued thereon) to Purchaser, and upon such refund, this Agreement shall be deemed canceled and of no further force or effect and no party hereto shall have any further rights or obligations hereunder, except those arising under provisions of this Agreement that expressly survive the termination hereof.  Purchaser shall have the right to deliver Purchaser’s notice under clauses (i) or (ii) above for any reason or for no reason in Purchaser’s sole and absolute discretion.

8.2                               Conditions to Closing.

8.2.1                                             Purchaser Conditions.  Purchaser’s obligation to consummate each Closing is conditioned upon the satisfaction (or waiver, as evidenced in writing from Purchaser in its sole and absolute discretion) of each of the following conditions (the “Purchaser Closing Conditions”):

(a)                                 Each of Sellers’ representations and warranties contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing Date; provided that if any of Sellers’ representations and warranties that were untrue when made or became untrue after the Effective Date result in a Property Material Adverse Effect with respect to any Hotel Asset, then Purchaser shall have the right to exclude the Hotel Asset that has suffered the Property Material Adverse Effect from the Hotel Assets to be purchased by Purchaser pursuant to this Agreement (any such excluded Hotel Asset, an “Excluded Representation Asset”), and in the event that Purchaser exercises such right (i) this Agreement shall terminate but only with respect to such Excluded Representation Asset, (ii) all references hereunder to such Excluded Representation Asset shall be deemed deleted, and such Excluded Representation Asset shall not be deemed a “Real Property”, “Hotel Asset” or part of the “Property” for any purpose under this Agreement, (iii) the Purchase Price shall be reduced by the Allocated Purchase Price applicable to such Excluded

Representation Asset and Purchaser shall receive a return of the Allocated Deposit applicable to such Excluded Representation Asset, and (iv) neither Sellers nor Purchaser shall have any further rights or obligations hereunder with regard to such Excluded Representation Asset, except for the rights and obligations hereunder which expressly survive termination of this Agreement.  “Property Material Adverse Effect” shall mean, with respect to any individual Hotel Asset, any one or more events or conditions with respect to such Hotel Asset, the cumulative effect of which, in the aggregate when combined with all other such events or conditions with respect to such Hotel Asset, results in an adverse effect on the value, use, business, condition (financial or otherwise), prospects or results of operations of such Hotel Asset (including Claims that Purchaser may suffer or incur if it were to acquire such Hotel Asset at its Allocated Purchase Price) or is reasonably likely to result in a claim or claims, taken as a whole, which in each case exceeds 5% of the Allocated Purchase Price for such Hotel Asset.

(b)                                 Sellers shall have obtained (or received a waiver in writing of) any required consents or approvals disclosed in the Disclosure Letter pursuant to Section 9.1.3 with respect to the Hotel Asset to be assigned at such Closing.

(c)                                  As of the applicable Closing Date, Sellers shall have performed in all material respects all of their obligations and covenants under this Agreement.

(d)                                 Sellers shall have delivered each of Sellers’ Closing deliveries under Section 4.2.

(e)                                  There shall not be in effect any order or orders, whether temporary, preliminary or permanent, issued by any governmental authority restraining, enjoining, preventing or prohibiting the consummation of the transactions contemplated hereby.

(f)                                   No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the applicable Hotel Assets included in the applicable Closing or the consummation of any other transaction contemplated hereby or (ii) seeking material damages with respect to such purchase and sale or any other transaction contemplated hereby;

(g)                                  On or prior to the applicable Closing Date, (i) (x) all service and other operational contracts relating to the Hotel Assets to be sold to Purchaser on such Closing Date, in each case that Purchaser has requested Sellers in writing to terminate on or prior to the expiration of the Due Diligence Period (which are terminable by their respective terms) or (y) that cannot be assigned to Purchaser by its terms (and for which Purchaser has otherwise been unable to obtain the consent of the relevant counterparty to Purchaser’s assumption of same) and all hotel property management contracts (“Management Agreements”), shall, in each case, be terminated without cost or penalty to Purchaser, (ii) all Material Contracts that are assignable by their terms and which Purchaser requests Seller in writing to assume on or prior to the expiration of the Due Diligence Period shall be assigned to Purchaser, and (iii) all Service Contracts to be assigned to Purchaser in accordance with the terms of this Agreement on or prior to the expiration of the Due Diligence Period shall be assigned to Purchaser (assuming that Purchaser has executed and delivered the required assignment documentation).

(h)                                 Purchaser and the existing franchisor of each applicable Hotel Asset shall have executed a Replacement Franchise Agreement for each Hotel Asset sold on the applicable Closing Date (i) providing for a term ** years from such Closing Date, (ii) on substantially the same terms as in the Replacement Franchise Terms or, if such Replacement Franchise Terms were never finalized between Purchaser and franchisor on or before the applicable Closing, on substantially the same terms as in the existing Franchise Agreement between the applicable Seller and franchisor (except as set forth in clause (i) above) and (iii) otherwise in form and substance reasonably satisfactory to Purchaser.

(i)                                     The period during which a ROFO/ROFR Agreement counterparty has the right to exercise its ROFO/ROFR shall have expired without such ROFO/ROFR having been exercised, or Sellers shall have obtained consent from the applicable ROFO/ROFR Agreement counterparty waiving its rights with respect to the applicable ROFO/ROFR in connection with the transfer or assignment of the applicable ROFO/ROFR Asset and Sellers shall have delivered to Purchaser a certificate reasonably satisfactory to Purchaser signed by an authorized officer of each applicable Seller (x) to that effect and (y) enclosing copies of each such consent.

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(k)                                 Each of Summit’s representations and warranties contained in Section 15.3 shall be true and correct.

(l)                                     The Title Insurer shall be irrevocably committed to issue to Purchaser, as of the applicable Closing Date, the Owner’s Policy with respect to the Hotel Assets to be conveyed at such Closing (subject only to the Permitted Exceptions applicable to such Hotel Assets), subject only to (i) the receipt of the title premiums and costs with respect to such Owner’s Policy, (ii) the delivery by

Purchaser of organizational and authority documents reasonably requested by the Title Insurer, and (iii) Purchaser’s satisfaction of any other customary requirements of the Title Insurer that are typically imposed upon and complied with by similar purchasers in like transactions in the respective jurisdictions where the applicable Hotel Assets are located.

8.2.2                                             Seller’s Conditions.  The obligation of Sellers to consummate the transaction contemplated hereunder at each Closing are conditioned upon the satisfaction of each of the following conditions (the “Seller Closing Conditions”):

(a)                                 Each of Purchaser’s representations and warranties contained herein shall be true and correct in all material respects as of the applicable Closing Date.

(b)                                 As of the applicable Closing Date, Purchaser shall have delivered the applicable Purchase Price (as adjusted in accordance with the terms hereof) and shall have performed in all material respects all of its other obligations and covenants under this Agreement.

(c)                                  Purchaser shall have delivered each of Purchaser’s Closing deliveries under Section 4.3.

9.                                      REPRESENTATIONS AND WARRANTIES.

9.1                               Sellers’ Representations and Warranties.  Subject to the exceptions and qualifications set forth in the disclosure letter delivered to Purchaser (together with all documents provided in connection therewith) on the Effective Date (the “Disclosure Letter”), each Seller hereby represents and warrants jointly and severally to Purchaser that (i) as of the Effective Date and (ii) as of each applicable Closing Date (other than, in the case of the Second Pool Closing, any representations or warranties that relate solely to the Hotel Assets included in the previous Closing) (other than representations and warranties made specifically as to a certain date, in which case such representations and warranties shall be as of such certain date):

9.1.1                                             Each Seller is either a limited partnership, limited liability company, corporation or real estate investment trust, duly organized, validly existing, in good standing under the laws of the state of its formation or incorporation (as the case may be) and qualified to do business in the jurisdiction in which it owns fee title in the applicable Hotel Asset, as indicated on Section 9.1.1 of the Disclosure Letter.  True, correct and complete copies of the organizational documents (and any amendments or modifications to any such documents (the “Organizational Documents”)) governing each Seller have been delivered or made available to Purchaser prior to the Effective Date.  All of the Organizational Documents are in full force and effect and unmodified since the date of delivery of same to Purchaser.

9.1.2                                             Each Seller has full power, right and authority to (i) execute and deliver this Agreement and the Closing Documents, (ii) perform its obligations hereunder and thereunder and (iii) consummate the transactions contemplated hereby and thereby.  “Closing Documents” means any agreement, certificate, instrument or other document delivered pursuant to this Agreement.  The execution, delivery and performance of this Agreement and the Closing Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly and properly authorized by proper partnership, limited liability company, corporate or trust action, as applicable, in accordance with applicable law and with the Organizational Documents of such Seller.  No further partnership, limited liability company, corporate or trust proceedings on the part of any Seller are necessary to authorize this Agreement or the Closing Documents, or to consummate the purchase and sale of the individual Hotel Asset(s) owned by such Seller in accordance with the terms hereof.  This Agreement has been duly and validly executed and delivered by each Seller.  This Agreement and the Closing Documents when executed and delivered by Sellers and Purchaser, as applicable, will constitute the legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.

9.1.3                                             No consent, approval, order, waiver, authorization, registration or declaration is required to be obtained by any Seller from, and no notice or filing is required to be given by any Seller to or made by any Seller with, any governmental authority or other person in connection with the execution, delivery and performance by any Seller of this Agreement or the Closing Documents.

9.1.4                                             Neither the execution, delivery or performance of this Agreement or the Closing Documents, nor the consummation of the purchase and sale of any Seller’s applicable Property will (i) violate, conflict with or constitute a default under any Organizational Document of any Seller, (ii) violate, conflict with or constitute a default under any contract, bond, note or other instrument of indebtedness, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any Seller is a party or (iii) constitute a violation of any law, statute, regulation, rule, order, writ, judgment, injunction or decree of any governmental authority applicable to any Seller or its assets or properties.

9.1.5                                             Within 5 Business Days after the Effective Date, each contract, license and other agreement, other than Leases, (and any amendments or modifications thereto), in each case, whether written or oral, that is material to the business, operations or maintenance of any Hotel Assets (each, a “Material Contract”) will be accurately identified by Sellers to Purchaser and will be included as Section 9.1.5 to the Disclosure Letter.  Each Material Contract is in full force and effect and constitutes a legal, valid and binding obligation of Seller(s) and each other party thereto.  Within 5 Business Days after the Effective Date, true, complete and correct copies of each Material Contract will be delivered or made available to Purchaser.  No Seller has received or delivered notice of a breach, default or termination under any Material Contract that has not been cured or retracted, as applicable, and no default or breach exists under any Material Contract on the part of Seller(s) or, to Sellers’ Knowledge, any other party thereto.  There exists no event, occurrence, condition or act (including the transactions contemplated by this Agreement) that, with the giving of notice or the lapse of time or the happening of any further event or condition, would reasonably be expected to give rise to a default or breach by Seller(s) or, to Sellers’ Knowledge, any other party under any Material Contract.  For purposes of this Section 9.1.5, a contract shall be “material” to the business, operations or maintenance of any Seller’s portion of the Property only if such contract (i) extends beyond one year (unless cancelable on 30 days’ or less notice without requiring the payment of termination fees or payments of any kind), (ii) requires the payment of more than $25,000 in any calendar year with respect to such Seller’s portion of the Property or (iii) could adversely affect Purchaser or any Hotel following the applicable Closing Date (to more than a de minimis extent), including but not limited to, any contract with a non-competition, non-solicitation or similar provision that could restrict or limit Purchaser in any manner.

9.1.6                                             No Seller, property manager or franchisor has received from any governmental authority any notice of condemnation or proceedings in eminent domain with respect to any individual Hotel Asset nor are there any pending or threatened condemnation or eminent domain proceedings with respect thereto.

9.1.7                                             There is no material action, suit, litigation, hearing or administrative proceeding pending against any Hotel Asset, or against any Seller, property manager or franchisor in respect of any Hotel Asset, in any court or before or by an arbitration tribunal or regulatory commission, department or agency and no such action, suit, litigation, hearing or administrative proceeding has been threatened or contemplated.  For purposes of this Section 9.1.7 an action, suit, litigation, hearing or administrative proceeding shall only be considered “material” if it involves a claim in excess of $25,000 that is not fully covered by insurance.

9.1.8                                             No Seller or property manager has received any notice of any violation (or alleged violation) of any fire, health, building, use, occupancy or zoning laws or other statute, ordinance, code, law, regulation, rule, writ, judgment, injunction or decree (including, without limitation, any Environmental Laws or the Americans with Disabilities Act, as amended) applicable to any Hotel Assets that has not been corrected.

9.1.9                                             To Sellers’ Knowledge, each Seller has, and for the preceding two-year period has had, all permits, certificates and licenses, including Liquor Licenses, legally required for the operation and use of its Hotel Assets (each, a “Permit”).  Such Permits are, and for the preceding two-year period have been, in full force and effect.  For the preceding two-year period, each Seller has timely filed all registrations, declarations, reports, notices, forms and other documents required to be filed with any governmental authority, and all amendments or supplements to any of the foregoing, and such filings are in full force and effect and were prepared in all respects in accordance with all applicable laws, statutes, ordinances, codes, rules and regulations, and all material fees and assessments due and payable in connection therewith have been paid in a timely manner.  Such Permits are sufficient for the continued operation and use of the Hotel Assets after the applicable Closing in compliance with all applicable laws, statutes, ordinances, codes, rules and regulations in substantially the same manner as conducted prior to the applicable Closing and constitute all of the Permits required in connection with the operation and use of the Hotel Assets.  No event has occurred that, with or without notice or the lapse of time or both, would reasonably be expected to result in, and the consummation of the transactions contemplated hereby will not result in, the revocation, suspension, lapse or limitation of any Permit owned or held by any Seller.

9.1.10                                      Section 9.1.10 of the Disclosure Letter sets forth (i) a true, complete and correct list of the Hotels that are subject to a franchise, license or similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system (together with all such agreements for each Seller and any amendments, modifications, guarantees and any ancillary documents and agreements related thereto, each, a “Franchise Agreement”) or in respect of which any Seller is otherwise bound, (ii) the name and date of each Franchise Agreement and (iii) any outstanding or incomplete capital expenditures or improvements planned or approved for any Hotel Asset and required pursuant to the Franchise Agreement for such Hotel Asset.  Each Franchise Agreement is in full force and effect and constitutes a legal, valid and binding obligation of such Hotel and/or Seller, as applicable, and each other party thereto.  True, complete and correct copies of each Franchise Agreement (other than any Franchise Agreement in respect of which Marriott International, Inc. or Starwood Hotels and Resorts Worldwide, Inc. or their respective affiliates are the franchisor) have been delivered or made available to Purchaser prior to the Effective Date.  No Hotel or Seller, as applicable, has received or delivered notice of a breach, default or termination under any Franchise Agreement that has not been cured or retracted, as applicable, and no default or breach exists under any such Franchise Agreement on the part of such Hotel or Seller, as applicable, or any other party thereto.  There exists no event, occurrence, condition or act (including the transactions contemplated by this Agreement) that, with the giving of notice or the lapse of time or the happening of any further event or condition, would reasonably be expected to give rise to a default or breach by any Hotel or Seller, as applicable, or any other party under any such Franchise Agreement.  As of the Effective Date, Sellers have made available to Purchaser true, complete and correct copies of any outstanding so-called property improvement plans required to be completed for any Hotel Asset.

9.1.11                                      Except as set forth in Section 9.1.11 of the Disclosure Letter, no Seller has dealt with any person or entity that has acted, directly or indirectly, as a broker, finder, financial adviser or in such other capacity for or on behalf of any Seller in connection with the transactions contemplated by this Agreement in a manner which would entitle such person or entity to any fee or commission in connection with this Agreement or the transactions contemplated hereby.

9.1.12                                      Each Seller owns good and marketable title, free and clear of all Liens (other than Permitted Exceptions) to the Personal Property included within its Hotels, excluding the related Intangible Property and the personal property of Tenants, employees, agents and guests of the applicable Hotel.  As of the applicable Closing, such Personal Property shall be free and clear of all Liens (other than Permitted Exceptions) and any Liens filed against equipment pursuant to equipment leases.

9.1.13                                      No Seller nor any person or entity who owns an interest in such Seller, as applicable, is (i) an “employee benefit plan” as defined under ERISA (as defined herein), (ii) a “plan” within the meaning of Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101.

9.1.14                                      Section 9.1.14 of the Disclosure Letter sets forth a true, correct and complete list of all insurance policies obtained by any Seller or Manager in respect of a Property (each, an “Insurance Policy”).  True, complete and correct copies of each Insurance Policy have been delivered or made available to Purchaser prior to the Effective Date.  No Seller has received any notice from any insurance company providing insurance pursuant to the Insurance Policies (i) requiring the performance of work or alteration to the Property which has not been performed or an increase in the premiums presently payable for such Insurance Policies or (ii) canceling any such Insurance Policy.

9.1.15                                      [Intentionally Omitted.]

9.1.16                                      No Seller has received notice of any pending or proposed change in the zoning or any special use permit of any Real Property.

9.1.17                                      Except as set forth in Section 9.1.17(i) of the Disclosure Letter, no Lease or other arrangement for use of space within any of the Hotels, other than transient use of guest rooms, banquet rooms, conference rooms or similar facilities by such Hotel’s guests or patrons encumbers any Hotel Assets.  Section 9.1.17(ii) of the Disclosure Letter accurately identifies all of the documentation constituting each Lease, as presently in effect, including all of the agreements, amendments or supplements which evidence or govern such Leases, and true, complete and correct copies of all such documentation have been delivered or made available to Purchaser prior to the Effective Date.  Each Lease is in full force and effect and constitutes a legal, valid and binding obligation of each Seller and each other party thereto.  No Seller has received or delivered notice of a breach, default or termination under any Lease that has not been cured or retracted, as applicable, and no default or breach exists under any such Lease.  There exists no event, occurrence, condition or act (including the transactions contemplated by this Agreement) that, with the giving of notice or the lapse of time or the happening of any further event or condition, would reasonably be expected to give rise to a default or breach by any Seller or, to Sellers’ Knowledge, any other party under any such Lease.  Section 9.1.17(iii) of the Disclosure Letter lists all security or other deposits made by any lessee under the Leases and no security or other deposit made by any lessee under the Leases has been applied towards the obligations of such party in accordance with the Leases.  No security or other deposit securing a Tenant’s obligation under a Lease is in the form of a letter of credit or any other form other than cash.  No rent has been paid by any tenant under a Lease more than one month in advance.  No Seller is party to or bound by any leasing agency or brokerage agreements or arrangements.  There is no outstanding tenant improvement allowance or landlord work with respect to any Hotel Asset.

9.1.18                                      No Seller has (i) made a general assignment for the benefit of its creditors, (ii) voluntarily filed for protection under any federal, state or local law seeking relief from its debts (including, without limitation, under the United States Bankruptcy Code), suffered the filing of an involuntary petition by its creditors or suffered the appointment of a receiver to take possession of all or substantially all of its assets or (iii) suffered an attachment, execution or other judicial seizure of any property interest.

9.1.19                                      No Seller (or if such Seller is disregarded as separate from its owner for U.S. federal income tax purposes, no such Seller’s owner for U.S. federal income tax purposes) is a “foreign person” within the meaning of Section 1445(f)(3) of the Code and the regulations promulgated thereunder.

9.1.20                                      Sellers have delivered to Purchaser true and complete copies of all material reports, audits, assessments, investigations and correspondence with government authorities regarding environmental matters, relating to the Hotel Assets, Real Property and related improvements and that are in the possession, custody or control of any Seller.  Sellers, the Real Property, the related Improvements and the business and operations thereon are and have at all times during Sellers’ ownership, lease or operation thereof been in material compliance with applicable Environmental Law.  Sellers have all Permits necessary for the conduct of their business and for the operations on, in or at the Real Property and related Improvements which are required under applicable Environmental Laws (collectively, the “Environmental Permits”).  Sellers, the Real Property, the related Improvements and the business and operations thereon are in material compliance with the terms and conditions of all such Environmental Permits and all such Environmental Permits are valid and in good standing.  No Environmental Condition exists, has occurred or is occurring at, with respect to or in connection with any Real Property, its related Improvements and the business and operations thereon.  No Seller is currently the subject of any enforcement or investigatory actions by any governmental authority regarding an Environmental Condition related or with respect to any Real Property or the related Improvements and no Seller nor any Real Property and related Improvements is subject to any order, decree, injunction or other proceeding with any governmental authority relating to obligations or liability under any Environmental Laws.  No Seller has received any notice from any governmental authority of any violation of applicable Environmental Laws, which has not been corrected.  “Environmental Laws” means all applicable federal, state and local statutes or laws (including, common law), regulations, licenses, permits, requirements of any governmental authority, rules and ordinances, now or hereafter in effect, as amended or supplemented from time to time, including, without limitation, all applicable judicial or administrative orders, applicable consent decrees and binding judgments relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface, water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. §§ 9601 et seq.), the Hazardous Material Transportation Act, as amended (49 U.S.C. §§ 5101 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. §§ 136 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S. §§ 6901 et seq.), the Toxic Substance Control Act, as amended (15 U.S.C. §§ 2601 et seq.), the Clean Air Act, as amended (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. §§ 1251 et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. §§ 651 et seq.), the

Safe Drinking Water Act, as amended (42 U.S.C. §§ 300f et seq.), laws pertaining to asbestos and implemented by the U.S. Environmental Protection Agency (including, without limitation, 40 C.F.R. Part 61, Subpart M), the United States Environmental Protection Agency Guidelines on Mold Remediation in Schools and Commercial Buildings, the United States Occupational Safety and Health Administration regulations pertaining to asbestos (including, without limitation, 29 C.F.R. Sections 1910.1001 and 1926.1101), applicable state, and local and municipal statutes and the rules and regulations promulgated pursuant thereto regulating the storage, use and disposal of Hazardous Substances, and any state or local counterpart or equivalent of any of the foregoing, and any related federal, state or local transfer of ownership notification or approval statutes.  “Environmental Condition” means any actual or alleged violation or liability subject to any Environmental Law, including the presence or release into the environment, processing, use, generation, discharge, dumping, on or off-site disposal, transportation, storage, treatment, processing or other handling of any Hazardous Substance as a result of which any Seller (i) is or could reasonably be expected to become liable to any person, (ii) is or could reasonably be expected to become in violation of any Environmental Laws, (iii) is or could reasonably be expected to incur response costs for investigation or remediation, or (iv) by reason of which any Hotel Assets or other assets of any Seller, could reasonably be expected to be subject to diminution in value or any lien relating to Environmental Laws.

9.1.21                                      No Seller employs any persons.  Any employees and/or independent contractors of the Hotels and/or persons who provide services with respect to the Hotels are employed and/or retained, as the case may be, by the applicable property manager under the applicable Management Agreement.  Except as disclosed in writing by Sellers to Purchaser within 5 Business Days after the Effective Date, no Seller, Hotel or, to Sellers’ Knowledge, applicable property manager is party to, sponsors, contributes to or has any liability arising under or out of or relating to any employee benefit plan, program or policy relating to any individual who performs services therefor relating to the Hotel Assets and any such disclosure will be included as Section 9.1.21 of the Disclosure Letter.  No Seller, Hotel or applicable property manager is party to any collective bargaining agreement or other contract or agreement with any labor organization with respect to employees of the Hotels.  With respect to the Hotels, Sellers, the Hotels, and to Sellers’ Knowledge, the applicable property managers, are in compliance, in all material respects, with all applicable laws relating to employment and employment practices, including payment and withholding obligations.  Any individual who performs services for any Seller, any Hotel or any applicable property manager in the United States relating to the Hotel Assets and who is not treated as an employee for federal income Tax purposes by any Seller, any Hotel or any applicable property manager is not an employee of any Seller, any Hotel or any applicable property manager under applicable law or for any purpose, including for Tax withholding purposes or benefit plan purposes, and no Seller, Hotel or applicable property manager has any liability by reason of any individual who performs or performed services relating to the Hotel Assets being improperly excluded in any capacity from participating in any employee benefit plan or program.

9.1.22                                      Section 9.1.22 of the Disclosure Letter accurately identifies each Management Agreement.  Other than as described in the Management Agreements, no person or entity provides any management services to any Hotels.  On the applicable Closing Date, there will be no hotel management agreements in effect with any party for the management of any such Hotel (other than agreements entered into by Purchaser) and any such existing Management Agreement shall be terminated, effective on or prior to the applicable Closing, by the parties thereto without cost to Purchaser.  Upon the sale of the applicable Hotel Asset(s), all Management Agreements will be terminable without any premium or penalty that would be paid by Purchaser.  Seller will bear all costs and liabilities, including, but not limited to, any termination fee associated with the termination of any Management Agreement prior to or at the applicable Closing.

9.1.23                                      No Seller, nor, to Sellers’ Knowledge, any person or entity who owns an interest in any Seller (other than the owner of publicly traded shares), is now nor shall it be at any time prior to or at the applicable Closing (i) identified on the OFAC List or (ii) a person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction or other prohibition of United States law, rule, regulation or Executive Order of the President of the United States.  The term “OFAC List” shall mean the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any law, rule, regulation or Executive Order of the President of the United States, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States.  No Seller is engaging in the transactions contemplated by this Agreement, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering.  None of the funds of any Seller have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in any Seller is prohibited by law or that this Agreement or the transactions contemplated hereby is or will be in violation of law.  Each Seller has implemented and will continue to implement procedures, and has consistently applied and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to the applicable Closing.

9.1.24                                      Except as set forth in Section 9.1.24 of the Disclosure Letter, no Seller has granted, nor is any Seller subject to, any purchase options, rights of first offer, rights of first refusal or any other similar rights in favor of any third party with respect to any Hotels.

9.1.25                                      Except as set forth in Section 9.1.25 of the Disclosure Letter, there are no currently pending appeals or abatement proceedings with respect to the real estate Taxes assessed on the Real Property.  There are no pending real estate Tax protests or real estate Tax proceedings affecting the Real Property.

9.1.26                                      Section 9.1.26 of the Disclosure Letter sets forth (i) a true, correct and complete list of all Reservations as of the date hereof, together with all

Reservation Deposits and other consideration held by any Seller with respect thereto, and (ii) a true, correct and complete list of all Vouchers for the Hotels, including the face value thereof.  “Vouchers” means all outstanding, unused, unexpired gift certificates, coupons or other writings issued by any Seller as of the applicable Closing Date that entitles the holder or bearer thereof to a credit (whether in a specified dollar amount or for a specified item, such as room night or meals) to be applied against the usual charge for rooms, meals and/or goods and services at any one or more of the Hotels.

9.1.27                                      All Hotel operations with respect to an individual Hotel Asset are conducted at the applicable Real Property, and the individual Hotel Asset does not rely on the use of off-site facilities or property for any of its operations or to satisfy any legal requirement.

9.1.28                                      Except in connection with dispositions of hotels or salvage undertakings, no Seller has sold or engaged in the sale of a substantial portion of Personal Property (except for food and beverage and other Personal Property subject to applicable ongoing operational permits) in excess of one time in any consecutive 12-month period during the tenure of any Seller’s ownership of an individual Hotel Asset.

9.1.29                                      Section 9.1.29 of the Disclosure Letter sets forth true, correct and complete copies of the annual income and expense statements for each of the Hotel Assets for calendar years 2012, 2013 and 2014, and “year-to-date” through March 31, 2015 with respect to each of the Hotel Assets (the “Financial Statements”).  The Financial Statements have been prepared by or on behalf of Sellers or the property manager of a Hotel Asset and have been prepared in accordance with US Generally Accepted Accounting Principles consistently applied and present fairly, in all material respects, the financial position and operating results, as the case may be, of each of the Hotel Assets for the periods covered by such Financial Statements, subject to standard year-end adjustments for the March 31, 2015 “year-to-date” statement.

9.1.30                                      No union, labor organization or other person (“Union”) is the collective bargaining agent for any employees of any Seller, Hotel or applicable property manager thereof relating to any of the Hotel Assets.  No Seller, Hotel or applicable property manager managing any Seller’s Hotel Assets nor any affiliate thereof has been ordered by the National Labor Relations Board (“NLRB”) or any court to recognize, or lost a representational election certifying, any Union as the exclusive representative of any employee of such property manager or their affiliates for purposes of collective bargaining and no Union has, in writing, claimed or demanded to represent, and there are no organizational campaigns in progress with respect to, or any NLRB representational election scheduled with respect to, any such employee, in each case relating to the Hotel Assets.  Within 5 Business Days after the Effective Date, an accurate description of the titles of all employees of any Seller, Hotel or applicable property manager thereof relating to any of the Hotel Assets, together with their base salary, bonus opportunity and hire date will be delivered by Sellers to Purchaser and will be included as Section 9.1.30 of the Disclosure Letter.

9.1.31                                      Except for any obligations which are expressly permitted to be incurred pursuant to this Agreement or with respect to any matters that are covered by insurance, no Seller has any material liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, which relate to acts or omissions occurring prior to the applicable Closing.

9.1.32                                      All tax returns required of any Seller for the Property (or any portion thereof) have been filed or, if not now due, will be duly filed by Sellers in a timely manner and in good faith.  All property, sales, use and occupancy Taxes which (i) are due have been paid in full and (ii) accrue and become due and payable with respect to the Property (or any portion thereof) prior to the applicable Closing Date will be paid in full by Sellers or prorated at the applicable Closing.  Except as set forth on Section 9.1.32 of the Disclosure Letter, there are no Liens for any material Taxes on any Property other than Liens for Taxes not yet due or payable.

9.1.33                                      Section 9.1.33 of the Disclosure Letter sets forth true, correct and complete copies of the current operating and capital expenditure budgets for each Hotel.

9.1.34                                      Each Real Property and/or Improvement contains parking facilities sufficient to operate each applicable Hotel in the ordinary course of business, which parking facilities contain a sufficient number of parking spaces to satisfy the requirements of all applicable zoning and other applicable laws.

9.1.35                                      No representation or warranty by any Seller in this Agreement and no statement contained in the Disclosure Letter or any Closing Document contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

9.2                               Sellers’ Knowledge.  When used in this Agreement, the term “to Sellers’ Knowledge” or similar words shall mean the actual (and not imputed, implied or constructive) knowledge of the individuals set forth on Section 9.2 of the Disclosure Letter for the applicable Seller(s), in each case after reasonable inquiry (including reasonable inquiry of the applicable property manager for each Hotel Asset with respect to the representations or warranties relating to such Hotel Asset).  Notwithstanding anything to the contrary set forth in this Agreement, none of the foregoing individuals shall have any personal liability whatsoever with respect to any matters set forth in this Agreement.

9.3                               Survival of Sellers’ Representations and Warranties.  Subject to the provisions of Section 7.3, the representations and warranties of Sellers set forth in Section 9.1 shall be remade by Sellers as of each Closing Date in accordance with Section 4.2.9 above (other than representations and warranties made specifically as to a certain date, in which case such representations and warranties shall be remade as of such certain date).  The representations and warranties set forth in Sections 9.1.1 through 9.1.4, 9.1.11 through 9.1.13, 9.1.18, 9.1.19, 9.1.23 and 9.1.32 shall survive indefinitely and all other representations and warranties in Section 9.1 shall survive each applicable Closing for a period of 12 months.  Written notice of any claim as to a breach of any representation or warranty must be made to Sellers in accordance with this Agreement prior to the date which is 30 days after the expiration of such applicable survival period or it shall be deemed a waiver of Purchaser’s right to assert such claim.

9.4                               Purchaser’s Representations and Warranties.  Purchaser hereby represents and warrants to Sellers that, (i) as of the Effective Date and (ii) as of each applicable Closing Date (other than representations and warranties made specifically as to a certain date, in which case such representations and warranties shall be remade as of such certain date):

9.4.1                                             Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

9.4.2                                             Purchaser has full power, right and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement by Purchaser have been duly and properly authorized in accordance with applicable law and with the organizational documents of Purchaser.  No further consents on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions described herein.  This Agreement has been duly and validly executed and delivered by Purchaser.  This Agreement, when executed and delivered by Sellers and Purchaser, will constitute the valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.

9.4.3                                             No consent, approval, order, waiver, authorization, registration or declaration is required to be obtained by Purchaser from, and no notice or filing is required to be given by Purchaser to or made by Purchaser with, any governmental authority or other person in connection with the execution, delivery and performance by Purchaser of this Agreement (excluding from this representation the performance by Purchaser of its specific covenants arising under Section 13).

9.4.4                                             The execution, delivery and performance of this Agreement and the consummation of the transactions described herein will not (a) violate or conflict with or constitute a default under or create in any party a right to terminate, amend or cancel any organizational document of Purchaser, (b) violate, conflict with or result in the breach of, or a termination of, or constitute a default under, or create in any party a right to modify or cancel, or accelerate or permit the acceleration of the performance required by, any contract, or agreement, or any order, judgment or decree, to which Purchaser is a party or (c) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree of any governmental authority applicable to Purchaser.

9.4.5                                             Purchaser is not (a) identified on the OFAC List or (b) a person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, rule, regulation or Executive Order of the President of the United States.

9.4.6                                             Purchaser’s acquisition of the Property will not constitute or result in any “nonexempt” prohibited transactions under Section 406 of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Code.

9.4.7                                             Purchaser is not an entity whose assets are deemed to be “plan assets” under ERISA, and the funds being used by Purchaser to acquire the Property do not constitute, in full or in part, “plan assets” subject to ERISA (as defined in 29 C.F.R. § 2510.3-101).

9.4.8                                             As of the Effective Date, Purchaser has not received any written notice of any pending litigation initiated against Purchaser and Purchaser has not received written notice of any threatened litigation against Purchaser the adverse determination of which would affect Purchaser’s ability to consummate the transaction contemplated hereby.

9.5                               Survival of Purchaser’s Representations and Warranties.  The representations and warranties of Purchaser set forth in Sections 9.4.1 through 9.4.4 shall be remade by Purchaser as of each Closing Date (other than representations and warranties made specifically as to a certain date, in which case such representations and warranties shall be remade as of such certain date) in accordance with Section 4.3.7 above and shall survive indefinitely and the representations and warranties of Purchaser set forth in Sections 9.4.5 through 9.4.9 shall survive each applicable Closing for a period of 12 months.  Written notice of any claim as to a breach of any representation or warranty must be made by Sellers to Purchaser in accordance with this Agreement prior to the date which is 30 days after the expiration of such applicable survival period or it shall be deemed a waiver of Sellers’ right to assert such claim.

10.                               AS-IS.

10.1                        AS-IS CONDITION.  SUBJECT TO, AND WITHOUT IN ANY WAY LIMITING, THE REPRESENTATIONS AND WARRANTIES OF ANY SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER EXPRESS OBLIGATION OF SELLERS PURSUANT TO THE TERMS HEREOF, AND ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES TO PURCHASE THE PROPERTY “AS IS”, “WHERE IS”, WITH ALL FAULTS AND CONDITIONS THEREON.  ANY WRITTEN OR ORAL INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS CONCERNING THE PROPERTY PROVIDED OR MADE AVAILABLE TO PURCHASER, ITS AGENTS OR CONSTITUENTS BY ANY SELLER, ANY SELLER’S AGENTS, EMPLOYEES OR THIRD PARTIES REPRESENTING OR PURPORTING TO REPRESENT ANY SELLER, SHALL NOT BE REPRESENTATIONS OR WARRANTIES, UNLESS SPECIFICALLY SET FORTH HEREIN.  IN PURCHASING THE PROPERTY OR TAKING OTHER ACTION HEREUNDER, PURCHASER HAS NOT AND SHALL NOT RELY ON ANY SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON PURCHASER’S OWN INSPECTION OF THE PROPERTY AND THE REPRESENTATIONS AND WARRANTIES HEREIN.  PURCHASER

ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS IS”.

10.2                        NO ADDITIONAL REPRESENTATIONS.  PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY CLOSING DOCUMENT DELIVERED BY SELLERS AT CLOSING, SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (A) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (B) THE CONSTRUCTION OF THE IMPROVEMENTS AND WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (C) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY, (D) THE INCOME TO BE DERIVED FROM THE PROPERTY, (E) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (F) THE COMPLIANCE OF OR BY THE PROPERTY OR THE OPERATION THEREOF WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION THEREOVER, (G) THE HABITABILITY OR FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE, (H) THE MARKETABILITY OF THE PROPERTY OR THE ABILITY TO LEASE OR SELL UNITS THEREIN, (I) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (J) ANY MATTER REGARDING TERMITES OR ANY HAZARDOUS MATERIALS, AND (K) WHETHER PURCHASER WILL BE ABLE TO ENTER INTO REPLACEMENT FRANCHISE AGREEMENTS.

“Hazardous Materials” or “Hazardous Substances” shall mean (i) hazardous wastes, hazardous materials, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including, but not limited to, substances defined as “hazardous wastes,” “hazardous materials,” “hazardous substances,” “toxic substances,” “pollutants,” “contaminants,” “radioactive materials,” “toxic pollutants,” or other similar designations in, or otherwise subject to regulation under, Environmental Law; and (ii) any other substances, constituents or wastes subject to or regulated under any applicable Environmental Law, now or hereafter in effect, including, but not limited to, (A) petroleum, (B) refined petroleum products, (C) waste oil, (D) waste aviation or motor vehicle fuel and their byproducts, (E) asbestos, (F) lead in water, paint or elsewhere, (G) radon, (H) Polychlorinated Biphenyls (PCBs), (I) urea-formaldehyde, (J) volatile organic compounds (VOC), (K) total petroleum hydrocarbons (TPH), (L) benzine derivative (BTEX), (M) petroleum byproducts, and (N) mold.

The provisions of this Section 10 shall survive the applicable Closing.  Purchaser and Sellers acknowledge and agree that the disclaimers, indemnifications and other agreements set forth herein are an integral part of this Agreement and that Sellers would not have agreed to sell the Property to Purchaser for the Purchase Price and Purchaser would not have agreed to enter into the transaction contemplated by this Agreement without such disclaimers, indemnifications and other agreements set forth above.

11.                               INDEMNIFICATION; LIMITATION OF LIABILITY.

11.1                        Indemnification; Limitation of Liability.  Sellers jointly and severally hereby agree, subject to the provisions of this Section 11.1, to save, protect, defend, indemnify and hold harmless Purchaser and Purchaser’s affiliates and their respective direct and indirect members, managers, partners, officers, directors, shareholders, employees and affiliates, and their respective successors and assigns, from and against any and all Losses or Claims incurred by Purchaser or its affiliates by reason of (i) any breach of any of the representations and warranties made by any Seller in this Agreement (subject, however, to any limitations on liability with respect to the same set forth herein, including in this Section 11.1 and, in the case of any breach of any representation or warranty by any Seller, as further described in Section 9.3, Sellers shall not have any obligation with respect thereto to the extent any claim under this Section 11.1 is made by Purchaser after the expiration of the applicable survival and claim period with respect to such representation or warranty); (ii) any action or inaction of any Seller or any Seller’s property managers for any Hotel Assets with respect to employment matters, including, but not limited to, employment-related taxes, policies, benefit plans and practices; (iii) any breach of any covenants of any Seller contained in this Agreement or in any Closing Documents which survives a Closing; (iv) events, contractual obligations, acts or omissions of any Seller that occurred in connection with the ownership or operation of a Hotel prior to the applicable Closing; or (v) damage to property or injury to or death of any person occurring on or about or in connection with a Hotel or any portion thereof prior to the applicable Closing.  Notwithstanding anything to the contrary contained herein, if the Closing occurs (and Purchaser shall not have, in writing, expressly waived, relinquished or released any applicable rights in further limitation), the liability of Sellers arising pursuant to or in connection with the representations and warranties of Sellers under this Agreement shall not, in the aggregate, exceed an amount equal to 2.5% of the aggregate Allocated Purchase Price of the Hotel Assets acquired by Purchaser pursuant to this Agreement; provided, however, such limitation shall not apply to a breach of the representation and warranty set forth in Section 9.1.12.  Sellers shall not be liable to Purchaser in respect of the representations and warranties (whether express or implied) of Sellers under this Agreement or any Closing Document unless and until the aggregate sum of such obligations of all Sellers exceeds $148,409, at which point Sellers shall be liable for the full amount of their obligations, subject, however, to the limit set forth in the previous sentence.  The provisions of this Section 11.1 shall survive each applicable Closing or any termination of this Agreement.  “Claim” means any claim, demand, liability, legal action or proceeding, investigation, fine or other penalty, and any damages or losses related thereto (including, without limitation, any loss of property, revenues or business or any loss in value (but not purely speculative losses), damages, mechanics’ liens, liabilities, costs and expenses, reasonable attorneys’ and experts’ fees, court costs, costs of investigation and remediation and charges and disbursements actually and reasonably incurred, as well as the cost of in-house counsel and appeals, but excluding any exemplary or punitive damages).

12.                               OPERATION OF THE HOTEL ASSETS; SELLERS’ COVENANTS.  From and after the Effective Date until the applicable Closing or earlier termination of this Agreement:

12.1                        Ordinary Course of Business.  Sellers shall operate and maintain the Hotel Assets in the ordinary course of business in substantially the same manner as currently operated and maintained and shall comply with all approved 2015 budgets, including compliance with ongoing repairs, maintenance plans, capital expenditures and brand standards (or if not within any Sellers’ control, use commercially reasonable efforts to cause the applicable property manager to do so).  No Seller may (i) sell, pledge, or otherwise transfer, change the status of title, remove or dispose of all or any part of any Hotel Assets (except for such items of Personal Property as become obsolete or are consumed or disposed of and replaced in the ordinary course of business), subject to the provisions of Section 5, (ii) enter into any Reservations or issue any Vouchers with respect to any Hotels, in each case, which are not in accordance with such Seller’s past practices at the Hotels or (iii) engage in any transaction or take any action other than in the ordinary course of business in substantially the same manner as currently engaged in.  Sellers shall at all times keep “ordinary course levels” of both Supplies and Consumables at each applicable Hotel.  With respect to Supplies (such as linen and terry), “ordinary course levels” shall mean at a minimum two and one half full turns of par levels for each room at each Hotel.  With respect to Consumables, “ordinary course levels” shall mean a minimum supply for each room at each Hotel plus supplies sufficient for an additional five Business Days.

12.2                        Amended or New Contracts.  No Seller shall amend, supplement, modify or terminate any existing Service Contract, Material Contract, Lease or other agreement with respect to any Property or enter into any new Service Contract, Material Contract, Lease or other agreement with respect to the Property that (i) will be binding on Purchaser following the applicable Closing Date and (ii) will not be terminable by Purchaser without penalty upon no greater than 30 days’ notice, in each case, unless such Seller(s) (x) promptly deliver to Purchaser written notice and a copy thereof and (y) obtain Purchaser’s prior written consent thereto.

12.3                        Insurance.  Sellers shall maintain in full force and effect the Insurance Policies as maintained by such Seller on the Effective Date.

12.4                        Litigation.  Sellers shall promptly notify Purchaser of (i) any pending or threatened litigation or governmental proceeding affecting any Seller or any Property (or any portion thereof) or (ii) any notice received by any Seller from any governmental authority regarding any violation (or alleged violation) against any Property (or any portion thereof).  Sellers shall obtain the written approval of Purchaser, which written approval shall not be unreasonably conditioned, withheld or delayed, with regard to any actions to be taken in any such pending or threatened litigation or governmental proceeding including, without limitation, the defense thereof.

12.5                        Management Agreements.  With respect to each Management Agreement, the Seller(s) party to such Management Agreement shall promptly following the Effective Date deliver a termination notice in accordance with the respective terms of such Management Agreement to the property manager under such Management Agreement and all such Management Agreements shall be terminated as of the applicable Closing.  At Purchaser’s request, Sellers shall cooperate with Purchaser to enter into new property management contracts with the property managers for each Hotel Asset, including after Sellers send a termination notice with respect to such Management Agreement pursuant to the previous sentence.  Sellers shall remain responsible for all amounts due or to become due under any Management Agreement (including, without limitation, any costs, expenses or liabilities arising out of the termination of any Management Agreement).  This Section 12.5 shall survive the applicable Closing.

12.6                        Consents.  If any Lease, security deposit, Reservation Deposit, Guest Ledger Account, Service Contract, Material Contract and/or any other third party contract that Purchaser agrees to assume pursuant to this Agreement requires the consent of the counterparty to the transfer of any Seller’s rights thereunder, such Seller shall cooperate with Purchaser in order for Purchaser to obtain such consents as of the applicable Closing.

12.7                        Current Contracts.  Sellers shall (i) comply with and perform their obligations under any Lease, Service Contract, Material Contract and/or any other third party contract and (ii) use commercially reasonable efforts to enforce the obligations of the applicable third parties thereunder.

12.8                        Permits.  Sellers shall use commercially reasonable efforts to keep in full force and effect all Permits.

12.9                        Material Alterations.  Sellers shall not perform any material alterations to the Property, except for ongoing improvements and renovations in the ordinary course of business in substantially the same manner as currently performed.

12.10                 Zoning.  Sellers shall not permit there to be initiated, consented to, approved or otherwise taken, any action with respect to the zoning, or any other governmental rule or regulation, presently applicable to all or any part of the Property.

12.11                 Liens and Encumbrances.  Sellers shall not subject the Property to any liens, encumbrances, covenants or easements or other rights or claims.

12.12                 Notices.  Promptly following receipt thereof, Sellers shall provide Purchaser with a copy of all written notices and/or correspondence received or delivered by such Seller(s) including, without limitation, notices or correspondence to or from (i) any franchisor under any Franchise Agreement or (ii) any counterparty to any Lease, Service Contract, Material Contract and/or any other third party contract.

12.13                 Books and Records.  Sellers shall provide to Purchaser and its agents all Sellers’ Books and Records reasonably requested by Purchaser and/or its agents and otherwise reasonably cooperate with Purchaser’s and its agents’ examinations and inspections of such Books and Records and the Property (or any portion thereof).

12.14                 Audit; Income/Expense Statements.  Sellers shall (i) permit Purchaser and its agents and other representatives to audit the Books and Records of all Sellers and the Hotels and (ii) from time to time as reasonably requested by Purchaser, but not more than one time each calendar month, deliver to Purchaser monthly income and expense statements for each of the Hotels and statements of capital expenditures and deferred maintenance expenses incurred at each of the Hotels.

12.15                 Additional Liabilities.  Sellers shall not engage in the commencement of any litigation, arbitration or governmental proceedings without Purchaser’s prior written consent.  In the event that any liabilities or obligations are created in violation of this Agreement, then Purchaser may offset the amount of such liability or obligation against any amount payable to Sellers under any other provision of this Agreement.

12.16                 Hotel Employees.  No Seller, Hotel or applicable property manager shall enter into any union contracts or other agreements with any employees or independent contractors at or relating to the Hotels which would be the responsibility of Purchaser from and after the applicable Closing without advance notice to, and the written consent of, Purchaser.  No Seller, Hotel or applicable property manager shall take any action with respect to individuals or independent contractors employed or providing services at or relating to any Hotel or Property (or any portion thereof) that could result in liability being incurred by Purchaser under any law or claim pertaining to the employment of individuals employed at or relating to a Hotel or Property (or any portion thereof), including, but not limited to, under the Worker Adjustment Retraining and Notification Act or similar state or local laws (the “WARN Act”), without advance notice to, and the written consent of, Purchaser.

12.17                 Updated Financials.  Sellers shall from time to time upon reasonable advance notice from Purchaser, provide Purchaser and its representatives with access to all financial and other information in its possession or control relating to Sellers which is deemed relevant and reasonably necessary, in the opinion of Purchaser’s outside, third party accountants to enable Summit’s independent auditors to timely prepare, at Purchaser’s sole cost and expense (which expense shall include, but not be limited to, audit fees and costs associated with creating stand-alone financial statements for each Hotel), financial statements in compliance with any or all requirements of (i) Rule 3-05 of Regulation S-X of the Securities and Exchange Commission, (ii) any other rule or applicable law issued by the Securities and Exchange Commission or securities exchange and applicable to Purchaser or (iii) any registration statement, report or disclosure statement filed or furnished with the Securities and Exchange Commission by, or on behalf of, Purchaser.  In connection with the foregoing, and in furtherance of Sellers’ obligations to assist Purchaser pursuant to this Section 12.17, Sellers covenant and agree to execute customary audit representation letters, in form and substance reasonably satisfactory to Purchaser.

12.18                 Property Manager Reports.  Promptly following delivery by any property manager to any Seller(s) of financial and/or other reports relating to any Hotel Asset, including without limitation, monthly financial reports, Seller(s) shall deliver or make available to Purchaser true, complete and correct copies of the same.

12.19                 Back-up Deals.  Prior to any termination of this Agreement, no Seller shall enter into any agreement providing for the sale or transfer of any Hotel Asset (other than this Agreement).

12.20                 Material Property Agreement Estoppels.  Within seven (7) Business Days following the expiration of the Due Diligence Period, each Seller shall prepare and deliver to each party to a Material Property Agreement (other than such Seller) (each a “Material Property Agreement Party”) an estoppel certificate in the form to be delivered to such Seller by Purchaser (the “Material Property Agreement Estoppel”) with respect to each Material Property Agreement identified by Purchaser and request each party to a Material Property Agreement thereto to execute and deliver the Material Property Agreement estoppel to such Seller.  Each Seller shall use commercially reasonable efforts to obtain the prompt return of the executed Material Property Agreement Estoppels in substantially the same form delivered to such Seller by Purchaser.  If a Material Property Agreement Party returns an executed Material Property

Agreement Estoppel to a Seller, such Seller shall promptly deliver to Purchaser a copy of such executed Material Property Agreement Estoppel following such Seller’s receipt of such Material Property Agreement Estoppel.  “Material Property Agreements” shall mean all reciprocal easement agreements, operation and easement agreements, development agreements, tax increment financing agreements, and payment in lieu of tax agreements, in each case relating to a Property.

12.21                 Required or Prohibited Actions.  Sellers shall not fail to take, or agree or commit (whether in writing or otherwise) to take, as the case may be, any of the actions required or prohibited in the foregoing Sections 12.1 through 12.20.

13.                               PURCHASER’S COVENANTS.

13.1                        Liquor Licenses.  Purchaser shall prepare, file and prosecute all applications before governmental authorities for the transfer or reissuance of the liquor licenses (“Liquor Licenses”) at the Hotels to Purchaser.  Sellers shall cooperate with Purchaser (and, to the extent applicable, cause any subsidiary liquor licensee to cooperate fully) in any manner reasonably requested by Purchaser as required to successfully transfer the existing Liquor Licenses or effectuate the issuance of new Liquor Licenses to Purchaser, including, without limitation, providing and/or executing any and all forms, certificates, agreements or other documents in the form required by the relevant liquor board or licensing authority to (i) transfer and/or surrender current Liquor Licenses, (ii) issue new Liquor Licenses to Purchaser and (iii) transfer closed Liquor Inventory where lawfully permitted and in compliance with the applicable Liquor License (provided, however, that without limiting the other provisions of this Agreement, Sellers and their subsidiaries shall not be required to incur any costs or expenses in the course of such cooperation and Purchaser shall reimburse Sellers and/or their subsidiaries for any costs or expenses incurred in connection with the transfer of any Liquor Licenses).  If despite the exercise of such efforts by Purchaser, Purchaser is unable to obtain a transfer of a Liquor License or a new Liquor License on or before the applicable Closing Date, then the applicable Seller shall, to the extent requested by Purchaser and to the extent legally permissible:  (i) where a Seller or an affiliate is the sole licensee under the applicable Liquor License, enter into or cause such affiliate to enter into an Interim Beverage Services Agreement with Purchaser in the form attached hereto as Exhibit G (or in a form as close to Exhibit G as is feasible in light of the requirements of local law and custom), or (ii) where a Seller is not the sole licensee under the applicable Liquor License, (x) exercise diligent efforts to obtain from the licensee an agreement as similar to Exhibit G as is feasible and (y) use reasonable best efforts (including exercise any relevant rights under the applicable Management Agreement) to cause the applicable property manager under the applicable Management Agreement to enter an agreement as similar to Exhibit G as is feasible.

13.2                        Hotel Employees.  Purchaser shall, or shall cause its Permitted Assignee(s) or their respective agents (which may include, without limitation, Crestline Hotels & Resorts, LLC or any other property manager) to offer employment, effective as of the day of the applicable Closing, to a sufficient number of employees employed at (including those employed by a property manager) each of the Hotels acquired by Purchaser or its Permitted Assignee(s) under this Agreement, that would reasonably be expected to result in neither Sellers nor their respective agents under the Management Agreements having any liability under the WARN Act with regards to any such Hotel.  Sellers shall provide such information to Purchaser as is necessary for Purchaser to determine the minimum number of employees to be offered employment pursuant to the preceding sentence.  Notwithstanding anything herein to the contrary, none of Purchaser, its Permitted Assignee(s) or their respective agents shall assume any compensation, severance, WARN Act or other obligations or liabilities with respect to (i) any employees of and/or independent contractors providing services at or relating to the Hotels for services rendered prior to the applicable Closing and/or (ii) any employees and/or independent contractors at or relating to any of the Hotels for any period who are not offered and/or who do not accept an offer of employment from Purchaser, its Permitted Assignee(s) or their respective agents.

14.                               MISCELLANEOUS.

14.1                        Indemnification Claims.  The indemnifications contained in this Agreement shall be subject to the following provisions.  The indemnitee shall notify indemnitor of any such claim against indemnitee within 30 days after it has written notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice.  Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 15 Business Days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor’s liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including reasonable attorneys’ fees, incurred by indemnitee in effecting such settlement.  The obligations set forth in this Section 14.1 shall survive each applicable Closing or earlier termination of this Agreement.

14.2                        Entire Agreement.  All understandings and agreements heretofore had between Sellers and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely supersedes any prior written or oral agreement among the parties concerning the subject matter hereof.

14.3                        Assignment.  Except for an assignment to a Permitted Assignee, which assignment must be completed and effective at least three Business Days prior to the applicable Closing Date, neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser.  For purposes of this Agreement, the term “Permitted Assignee” shall mean one or more legal entities controlled, directly or indirectly, by Purchaser initially named herein.  To be effective, an assignment to a Permitted Assignee shall (i) be fully executed by the assignor and the Permitted Assignee thereunder and delivered to Sellers at least three Business Days prior to the applicable Closing Date, (ii) contain a provision whereby the Permitted Assignee assumes all of the obligations of Purchaser under this Agreement in respect of a particular Hotel Asset and (iii) contain a remaking of each and every one of the representations and warranties made by Purchaser hereunder modified to reflect state of formation or incorporation (as the case may be) and entity type.  Upon an assignment of this Agreement to a Permitted Assignee, as used in this Agreement, the “Purchaser” shall be deemed to include such Permitted Assignee.  Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Sellers and Purchaser and their respective successors and assigns.  Purchaser shall have the right, at least

10 days prior to the applicable Closing Date, to designate a Permitted Assignee to be the recipient of one or more Hotel Assets.

14.4                        No Modification.  This Agreement shall not be modified or amended except in a written document signed by Sellers and Purchaser.

14.5                        Time of the Essence.  TIME IS OF THE ESSENCE of each and every date, time and provision of this Agreement.

14.6                        Governing Law.  This Agreement shall be governed and interpreted in accordance with the laws of the State of New York except where a specific provision is required by the applicable law of the State where a Real Property is located to be governed by the law of such State.

14.7                        Notice.  All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) telecopied, with telephone confirmation within one Business Day or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:

If to Sellers:

c/o Summit Hotel Properties, Inc.
12600 Hill Country Boulevard, Suite R-100
Austin, TX 78738
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If to Purchaser:

c/o American Realty Capital Hospitality Trust, Inc.
405 Park Avenue
New York, NY 10022
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with a copy to:

Proskauer Rose LLP
11 Times Square
New York, NY 10036
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And Due Diligence Materials (if provided by email) to:

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With hard copies and/or CDs to:

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All notices (i) shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section 14.7 and (ii) may be given either by a party or by such party’s attorneys.  Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of 10 days’ prior notice thereof to the other parties.

14.8                        Waiver of Trial by Jury.  IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY PURCHASER OR ANY SELLER UNDER OR WITH RESPECT TO THIS AGREEMENT, PURCHASER AND EACH SUCH SELLER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.  IN ADDITION, PURCHASER AND EACH SELLER WAIVE ANY RIGHT TO SEEK RESCISSION OF THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT.

14.9                        Confidentiality; Press Release.

14.9.1                                      Purchaser and Sellers shall hold as confidential all information disclosed in connection with the transactions contemplated hereby and concerning each other, the Hotel Assets, this Agreement and the transactions contemplated hereby and shall not release any such information to third parties without the prior written consent of the other parties hereto, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement), (ii) to their partners (or prospective partners), advisers, underwriters, analysts, employees, affiliates, officers, directors, consultants, lenders (or prospective lenders), accountants, legal counsel, title companies or other advisors of any of the foregoing, provided that they are advised as to the confidential nature of such information and are instructed to maintain such confidentiality, and (iii) to comply with any law, rule or regulation, including the rules and regulations of the applicable stock exchanges and the Securities and Exchange Commission.  The foregoing shall constitute a modification of any prior confidentiality agreement that may have been entered into by the parties.

14.9.2                                      Sellers or Purchaser (or the owners of Purchaser) may issue a press release with respect to this Agreement and the transactions contemplated hereby, provided that the content of any such press release shall be subject to the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

14.10                 Guest Baggage.  All baggage, parcels or property of guests or tenants being retained by Sellers as security for unpaid accounts receivable shall be removed from the applicable Hotels prior to the applicable Closing.  All other baggage, parcels or property checked or left in the care of Sellers by current guests or tenants at the applicable Closing, or by those formerly staying at one or more of the Hotels, or others, shall be sealed and listed in an inventory prepared by representatives of Sellers no later than one day prior to the applicable Closing and initialed by such representatives.  Possession and control of all such other baggage, parcels or property listed on such inventory shall be delivered to Purchaser at each applicable Hotel on the day of the applicable Closing, and representatives of Purchaser shall acknowledge receipt of all such items.

14.11                 Access to Property Files.  Notwithstanding anything to the contrary set forth in this Agreement, Purchaser hereby agrees that, for a period of three years following the applicable Closing Date, Sellers shall have, upon reasonable prior notice to Purchaser, access to all files at the Hotels that relate to a dispute or a set of facts that could lead to a dispute (a “Dispute”) between Sellers and a third party with respect to Sellers’ Period of ownership thereof; provided, however, all rights, defenses, causes of action and claims relating to a Dispute and arising from matters and events following each applicable Closing Date shall belong to Purchaser.  The provisions of this Section 14.11 shall survive each applicable Closing.

14.12                 Cooperation with Financing.  Seller acknowledges and agrees that Purchaser’s obligations under this Agreement are not in any manner contingent or conditioned upon Purchaser consummating financing.  Each Seller shall reasonably cooperate with Purchaser in connection with Purchaser’s arrangement of financing (which may include mortgage financing, subordinate financing and equity investments) with respect to the Hotel Assets, including, without limitation, by (i) delivering such financial and statistical information relating to the applicable Hotel Assets as may be reasonably requested in connection with such financing, (ii) providing access to diligence materials, personnel and the applicable Hotel Assets during normal business hours and upon reasonable prior request to allow sources of financing and their representatives to complete all reasonable and customary diligence, (iii) requesting estoppels, attornment agreements and certificates from Tenants in form and substance reasonably satisfactory to any potential lender, and (iv) permitting Purchaser and its representatives to conduct appraisals and environmental engineering inspections of each Hotel Asset during normal business hours or such other times as may be reasonably approved by any Sellers.

14.13                 Counterpart Signatures.  This Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

14.14                 Designation of Escrowee as Reporting Person.  Sellers and Purchaser each hereby authorize Escrowee to designate the investment depository of the Deposit to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transactions closed on or after January 1, 1991.

14.15                 Business Days.  For purpose of this Agreement, “Business Day” shall mean any day that is not a Saturday, Sunday or Federal or State of New York holiday.  Whenever the time for performance of a covenant or condition required to be performed pursuant to the terms of this Agreement falls upon a day that is not a Business Day, such time for performance shall be extended to the next succeeding Business Day.  Otherwise, all references herein to “days” shall mean calendar days.

14.16                 Signatures.  Handwritten signatures to this Agreement transmitted by telecopy or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver to the other party an executed original of this Agreement with its actual signature, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other parties to this Agreement.

14.17                 Legal Representation.  Each party hereto has been represented by legal counsel in connection with the negotiation of the transactions herein contemplated and the drafting and negotiation of this Agreement.  Each party hereto and its counsel has had an opportunity to review and suggest revisions to the language of this Agreement.  Accordingly, no provision of this Agreement shall be construed for or against or interpreted to the benefit or disadvantage of any party by reason of any party having or being deemed to have structured or drafted such provision.

14.18                 Prevailing Party Attorneys’ Fees.  If a party to this Agreement shall bring any action, suit, counterclaim or appeal against any other party, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (an “Action”), the non-prevailing party in such Action shall pay to the prevailing party in such Action the prevailing party’s reasonable attorney’s fees and third-party expenses actually incurred in prosecuting or defending such Action and/or enforcing any judgment, order, ruling or award (a “Decision”), granted therein, all of which shall be deemed to have accrued from the commencement of such Action.  Any Decision entered into in such Action shall contain a specific provision providing for the recovery of attorneys’ fees and third-party expenses actually incurred in obtaining and enforcing such Decision.  The court may fix the amount of reasonable attorneys’ fees and third-party expenses upon the request of any party.  For purposes of this Section 14.18, attorneys’ fees shall include, without limitation, fees incurred in connection with (i) post-judgment motions and collection actions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third-party examination, (iv) discovery and (v) bankruptcy litigation.  The terms of this Section 14.18 shall survive Closing or any earlier termination of this Agreement.

14.19                 Further Assurances.  Sellers agree to execute such additional documents or instruments as may be reasonably required to cause any portion of the Property that is not otherwise conveyed to Purchaser at either Closing to be transferred to Purchaser in accordance with and subject to the terms hereof.  Sellers further agree to convey all right, title and interest in any property owned by any Seller that is used solely in connection with the operation of the Real Property to the extent that such property is not described on the applicable Exhibits attached hereto and otherwise conveyed pursuant to the terms of this Agreement.

14.20                 Seller Representative.  Summit (or its successors or assigns) is hereby authorized and appointed to act for and on behalf of any or all Sellers (together with its or their permitted successors or assigns, the “Seller Representative”) in all respects in connection with the transactions contemplated by this Agreement and may take all actions and make all determinations in connection therewith.  Sellers hereby agree that Purchaser shall be entitled to deliver notices solely to the Seller Representative and that Purchaser shall only be required to respond to notices received from, elections made by or Claims asserted by the Seller Representative on behalf of any or all Sellers.  Purchaser may rely upon the authority of the Seller Representative to act on behalf of any or all Sellers.  Purchaser shall not be liable for any Losses to any person or entity, including any Seller, for any action taken or not taken by the Seller Representative or for any action taken, or omission to take any action, in reliance upon the actions taken or not taken or decisions, acts, consents or instructions made, given or executed by the Seller Representative.  The Seller Representative agrees to pay, indemnify and hold harmless, Purchaser from and against any Losses that Purchaser may suffer, sustain, or become subject to, related to or arising from any Claim by any Seller in connection with or arising out of any action taken, or omission to take any action, by Purchaser in reliance upon actions taken or not taken or decisions, acts, consents or instructions made, given or executed by the Seller Representative.

14.21                 Recitals.  Sellers and Purchaser hereby agree that the recitals contained herein are true and correct and are incorporated herein by reference as if fully set forth herein.

14.22                 1031 Exchange.  Each of Sellers and Purchaser may structure its acquisition or sale, as applicable, as part of a like-kind exchange under Section 1031 of the Code.  Each party shall reasonably cooperate with the other (at no cost or liability to the cooperating party) in effectuating said like-kind exchange under Section 1031 of the Code, including signing such documents as may be reasonably and customarily necessary to accomplish such exchange; provided, however, that (i) the applicable Closing shall not thereby be delayed, (ii) the non-exchanging party shall not be released from any liability or obligation under this Agreement, (iii) the non-exchanging party shall not incur any additional liability or undertake any additional obligation as a result of any such like-kind exchange, (iv) the consummation or accomplishment of any such like-kind exchange shall not be a condition to the parties’ obligations under this Agreement, and (v) Purchaser shall not be required to take title to any asset other than the Hotel Assets in connection with any such like-kind exchange.  The party employing the like-kind exchange structure shall pay all costs and expenses associated with effectuating such exchange and agrees to hold harmless and indemnify the other party from and against all claims, losses, and liabilities, if any, resulting from such like-kind exchange (including, but not limited to, reasonable legal fees and any additional Taxes, including Transfer Taxes).  In the event either party assigns its rights pursuant to this Section 14.22, such party agrees to notify the other party in writing of such assignment at or before the applicable Closing.

14.23                 State-Specific Provisions.  The following provisions shall apply to the Property (or any portion thereof) located in the following states, and in the event of any inconsistency between the provisions of this Section 14.23 and the remainder of this Agreement, the provisions of this Section 14.23 shall control.

14.23.1                               [Reserved]

14.23.2                               Louisiana.  WITHOUT LIMITING ANY OTHER PROVISION OF THIS AGREEMENT, THE WARRANTIES WAIVED HEREIN INCLUDE ANY AND ALL WARRANTIES WITH RESPECT TO THE CONDITION OF THE PROPERTY UNDER LA. CIV. CODE ART. 2475, AND ANY AND ALL WARRANTIES WHATSOEVER UNDER LA. CIV. CODE ARTS. 2477 THROUGH 2548 OR ANY OTHER PROVISION OF LAW.  PURCHASER EXPRESSLY ACKNOWLEDGES THE FOREGOING AND WAIVES ANY AND ALL RIGHT OR CAUSE OF ACTION THAT PURCHASER HAS OR MAY HAVE TO RESCIND OR RESOLVE THIS TRANSFER OR TO DEMAND A REDUCTION IN PURCHASE PRICE BASED UPON THE EXISTENCE OF ANY REDHIBITORY OR OTHER VICES, DEFECTS, OR OTHER DEFICIENCIES IN THE PROPERTY OR ANY IMPROVEMENTS, FIXTURES, OR EQUIPMENT FORMING A PART THEREOF, BASED UPON THE UNSUITABILITY OF THE PROPERTY OR ANY OF ITS COMPONENTS OR PARTS FOR PURCHASER’S INTENDED USE OR ANY OTHER USE, BASED UPON ANY EVICTION OF PURCHASER, IN WHOLE OR IN PART, OR BASED UPON ANY OTHER CLAIMED BREACH OF WARRANTY OR OTHER MATTER WHATSOEVER, OTHER THAN WARRANTY OF TITLE AS TO SELLERS’ OWN ACTS (SUBJECT TO THE PERMITTED TITLE MATTERS AND THE OTHER MATTERS THAT HAVE BEEN ACCEPTED BY PURCHASER), THIS TRANSFER BEING OTHERWISE ENTIRELY AT PURCHASER’S SOLE PERIL AND RISK, PROVIDED, HOWEVER, THAT SELLERS WILL REMAIN LIABLE FOR BREACH OF THEIR WARRANTY OF MERCHANTABILITY OF TITLE AS TO SELLERS’ OWN ACTS (SUBJECT TO THE PERMITTED TITLE MATTERS AND THE OTHER TITLE MATTERS THAT HAVE BEEN ACCEPTED BY PURCHASER).  PURCHASER ACKNOWLEDGES AND AGREES THAT THE FOREGOING DISCLAIMERS AND WAIVER OF WARRANTIES HAVE BEEN FULLY EXPLAINED TO PURCHASER AND THAT PURCHASER UNDERSTANDS THE SAME.  PURCHASER AND SELLERS JOINTLY ACKNOWLEDGE AND AGREE THAT THE FOREGOING WAIVERS AND DISCLAIMERS ARE OF THE ESSENCE OF THIS TRANSACTION AND THE SAME WOULD NOT OTHERWISE HAVE BEEN ENTERED INTO OR CONSUMMATED WITHOUT THEM.

14.23.3                               Oregon.  THE PROPERTY DESCRIBED IN THIS AGREEMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES.  THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO SUCH PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND

BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

14.23.4                               [Reserved]

15.                               JOINDER OF SUMMIT.

15.1                        Guaranty.  From and after the Effective Date, Summit hereby guarantees to Purchaser the due and punctual payment and performance of Sellers’ obligations under Sections 6, 7.1, 11 and 14.1.

15.2                        Terms of Guaranty.  The terms of this Section 15 and Summit’s obligations hereunder are a continuing and irrevocable obligation of Summit and shall remain in full force and effect until payment, performance and/or observation in full of the obligations hereunder.  Summit’s guaranty and liability under this Section 15 are absolute and unconditional and shall not be affected, released, terminated, discharged or impaired, in whole or in part, by any or all of the following:  (i) any amendment or modification of the terms of this Agreement; (ii) any assignment by Purchaser of this Agreement in whole or in part; (iii) any failure or delay of Purchaser to exercise, or any lack of diligence in exercising, any right or remedy with respect to this Agreement; (iv) any dealings or transactions between Purchaser and any Seller(s) or any of their affiliates relating to this Agreement, whether or not Summit shall be a party to or cognizant of the same; (v) any guaranty now or hereafter executed by Summit or its affiliates or the release of Summit or its affiliates thereunder or the failure of any other party to assume liability for the payment in connection with this Agreement, whether by operation of law or otherwise; (vi) Purchaser’s consent to any assignment or successive assignments of this Agreement; (vii) the failure to give any Seller notice of any breach of this Agreement; and/or (viii) any other circumstance which might constitute a legal or equitable discharge or defense available to Summit, whether similar or dissimilar to the foregoing (including any bankruptcy or insolvency of any Seller).  Summit expressly waives the following:  (w) notice of acceptance of this Agreement; (x) any requirement of promptness, diligence, presentment, protest, notice of dishonor and notice of demand; (y) the right to trial by jury in any action or proceeding of any kind arising on, under, out of, or by reason of or relating, in any way, to its obligations under this Section 15, or the interpretation, breach or enforcement of such obligations; and (z) all rights of subrogation and any other claims that it may now or hereafter acquire against any Seller or any insider that arise from the existence, payment, performance or enforcement of Summit’s obligations under this Section 15 until such time as Summit’s obligations under this Section 15 are performed and paid in full.  Summit’s guaranty under this Section 15 is a present guaranty of payment and performance and not of collection.

15.3                        Summit’s Representations and Warranties.  Summit hereby represents and warrants to Purchaser that:

15.3.1                                      Neither the execution, delivery or performance of this Agreement nor the consummation of transactions contemplated hereby will (i) violate, conflict with or constitute a default under any organizational document of Summit, (ii) violate, conflict with or constitute a default under any contract, bond, note or other instrument of indebtedness, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Summit is a party or (iii) constitute a violation of any law, statute, regulation, rule, order, writ, judgment, injunction or decree applicable to Summit or its assets or properties.

15.3.2                                      Summit has full power, right and authority to (i) execute and deliver this Agreement, (ii) perform its obligations hereunder and (iii) consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by proper corporate action in accordance with applicable law and with the organizational documents of Summit.  No further corporate proceedings on the part of Summit are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Summit.  This Agreement, when executed and delivered by Summit and Purchaser will constitute the legal, valid and binding agreement of Summit, enforceable against Summit in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.

15.3.3                                      No consent, approval, order, waiver, authorization, registration or declaration is required to be obtained by Summit from, and no notice or filing is required to be given by Summit to, or made by Summit with, any governmental authority or other person or entity in connection with the execution, delivery and performance by Summit of this Agreement.

15.3.4                                      Summit hereby covenants and agrees that it shall remain in existence and shall maintain the financial wherewithal to satisfy its obligations under this Section 15.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Sellers, Purchaser and Summit have executed and delivered this Agreement as of the day and year first above written.

SELLERS:

[ ]

By:	/s/ Christopher Eng
Name:
Title:

PURCHASER:

American Realty Capital Hospitality Portfolio SMT, LLC,

a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:
Title:

SUMMIT:

For purposes of Sections 14.20 and 15 only:

Summit Hotel OP, LP,
a Delaware limited partnership

By:	Summit Hotel GP, LLC,
its general partner

By:	Summit Hotel Properties, Inc.,
its sole member

By:	/s/ Christopher Eng
Name:
Title:

EXHIBIT A-1

[Real Property Description]

See Attached.

EXHIBIT A-2

[Real Property Description]

See Attached.

EXHIBIT A-3

[Real Property Description]

See Attached.

EXHIBIT A-4

[Real Property Description]

See Attached.

EXHIBIT A-5

[Real Property Description]

See Attached.

EXHIBIT A-6

[Real Property Description]

See Attached.

EXHIBIT A-7

[Real Property Description]

See Attached.

EXHIBIT A-8

[Real Property Description]

See Attached.

EXHIBIT A-9

[Real Property Description]

See Attached.

EXHIBIT A-10

[Real Property Description]

See Attached.

EXHIBIT A-11

[Real Property Description]

See Attached.

EXHIBIT A-12

[Real Property Description]

See Attached.

EXHIBIT A-13

[Real Property Description]

See Attached.

EXHIBIT A-14

[Real Property Description]

See Attached.

EXHIBIT A-15

[Real Property Description]

See Attached.

EXHIBIT A-16

[Real Property Description]

See Attached.

EXHIBIT B

Form of Deposit Escrow Instructions

See Attached.

EXHIBIT C

Form of Bill of Sale

See Attached.

EXHIBIT D

Form of Tenant Change of Ownership Letter

See Attached.

EXHIBIT E

Form of Assignment and Assumption of Leases, Security Deposits, Reservation Deposits, Guest Ledger Accounts and Service Contracts

See Attached.

EXHIBIT F

Form of Assignment and Assumption of Intangible Property

See Attached.

EXHIBIT G

Form of Interim Beverage Services Agreement

See Attached.

EXHIBIT H

Transfer Taxes

	HOTEL	ADDRESS	LOCAL CUSTOM

FIRST POOL ASSETS
1	Hampton Inn	8219 W. Jefferson Boulevard, Ft. Wayne, IN	No Transfer Tax
2	Residence Inn	7811 W. Jefferson Boulevard, Ft. Wayne, IN	No Transfer Tax
3	Hampton Inn	1122 Morrow Road, Medford, OR	No Transfer Tax
4	DoubleTree	4964 Constitution Avenue, Baton Rouge, LA	No Transfer Tax
5	Springhill Suites	7979 Essen Park Avenue, Baton Rouge, LA	No Transfer Tax
6	TownePlace Suites	8735 Summa Boulevard, Baton Rouge, LA	No Transfer Tax
7	Fairfield Inn & Suites	7959 Essen Park Avenue, Baton Rouge, LA	No Transfer Tax
8	Courtyard	2650 S. Beulah Boulevard, Flagstaff, AZ	No Transfer Tax
9	Springhill Suites	2455 S. Beulah Boulevard, Flagstaff, AZ	No Transfer Tax
10	Hampton Inn & Suites	6635 Gateway Boulevard West, El Paso, TX	No Transfer Tax

SECOND POOL ASSETS
11	Fairfield Inn & Suites	6851 Tower Road, Denver, CO	Purchaser pays
12	Springhill Suites	18350 East 68th Avenue, Denver, CO	Purchaser pays
13	Hampton Inn	1620 Oakridge Drive, Ft. Collins, CO	Purchaser pays
14	Hilton Garden Inn	2821 E. Harmony Road, Ft. Collins, CO	Purchaser pays
15	Fairfield Inn & Suites	311 N. Riverpoint Boulevard, Spokane, WA	Seller pays
16	Fairfield Inn & Suites	14595 NE 29th Place, Bellevue, WA	Seller pays

EXHIBIT I

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***** ****	*********	*********

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***** *******:  * * *** * *********** * *********** * ***********  ***** **** ** * ********** ******** ***** ********* * ********

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EXHIBIT J

Due Diligence Materials

Schedule 1

Sellers/Hotels

COUNT	OWNER	State of Formation	LOCATION
1	Summit Hospitality I, LLC	Delaware	Hampton Inn - Medford, OR
1	Summit Hotel OP, LP	Delaware	DoubleTree - Baton Rouge, LA
1	Summit Hospitality I, LLC	Delaware	Fairfield Inn & Suites - Baton Rouge, LA
1	Summit Hospitality I, LLC	Delaware	Springhill Suites - Baton Rouge, LA
1	Summit Hospitality I, LLC	Delaware	TownePlace Suites - Baton Rouge, LA
1	Summit Hotel OP, LP	Delaware	Hampton Inn & Suites - El Paso, TX
1	Summit Hotel OP, LP	Delaware	Hampton Inn - Ft. Wayne, IN
1	Summit Hospitality I, LLC	Delaware	Residence inn - Ft. Wayne, IN
1	Summit Hotel OP, LP	Delaware	Courtyard - Flagstaff, AZ
1	Summit Hotel OP, LP	Delaware	Springhill Suites - Flagstaff, AZ
1	Summit Hospitality I, LLC	Delaware	Fairfield Inn & Suites - Spokane, WA
1	Summit Hospitality I, LLC	Delaware	Fairfield Inn & Suites - Denver, CO
1	Summit Hotel OP, LP	Delaware	SpringHill Suites - Denver, CO
1	Summit Hospitality I, LLC	Delaware	Hampton Inn - Ft. Collins, CO
1	Summit Hospitality I, LLC	Delaware	Fairfield Inn & Suites - Bellevue, WA
1	Summit Hotel OP, LP	Delaware	Hilton Garden Inn - Ft. Collins, CO
16

Schedule 2

*********************

*****	********	*****	***** *****	***** *****
*	***********************	**	**********	******
*	*************************	***	**********	******
*	*********************************	**	*********	******
*	*****************************	**	*********	******
*	*******************************	**	*********	******
*	*****************************	***	**********	******
*	************************	***	**********	******
*	*************************	***	**********	******
*	*********************	***	**********	******
*	**************************	***	**********	******
*	*****************************	**	**********	******
*	****************************	***	**********	******
*	*************************	***	**********	******
*	*************************	**	*********	******
*	*****************************	***	**********	******
*	***************************	***	**********	******
**		*****	************

Schedule 4.7.2

*******************

********	**********	******	*** **********	**** ****
*	***********************	**	*******	******
*	*************************	***	******	******
*	*********************************	**	******	******
*	*****************************	**	******	******
*	*******************************	**	******	******
*	****************************	***	*******	******
*	************************	***	*******	******
*	*************************	***	******	******
*	********************	***	*********	******
*	**************************	***	*********	******
*	********************************	**	******	******
*	***************************	***	*******	******
*	*************************	***	*********	******
*	************************	**	*********	******
*	******************************	***	*******	******
*	***************************	***	*	******
**		*****	**********

Schedule 4.8

ROFO/ROFR Agreements

COUNT	LOCATION	ROFO/ROFR Agreements
1	Hampton Inn - Medford, OR	N/A
1	DoubleTree - Baton Rouge, LA	N/A
1	Fairfield Inn & Suites - Baton Rouge, LA	N/A
1	Springhill Suites - Baton Rouge, LA	N/A
1	TownePlace Suites - Baton Rouge, LA	N/A
1	Hampton Inn & Suites - El Paso, TX	N/A
1	Hampton Inn - Ft. Wayne, IN	N/A
1	Residence inn - Ft. Wayne, IN	N/A
1	Courtyard - Flagstaff, AZ	N/A
1	Springhill Suites - Flagstaff, AZ	N/A
1	Fairfield Inn & Suites - Spokane, WA	N/A
1	Fairfield Inn & Suites - Denver, CO	N/A
1	SpringHill Suites - Denver, CO	N/A
1	Hampton Inn - Ft. Collins, CO	N/A
1	Fairfield Inn & Suites - Bellevue, WA	N/A
1	Hilton Garden Inn - Ft. Collins, CO	N/A
16

Schedule 7.3

Knowledge Parties

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**************